Exhibit 99.2

Supplemental Financial Information August 8, 2016

Supplemental Financial Information For the quarter ended June 30, 2016 August 8, 2016

Supplemental Financial Information August 8, 2016

Supplemental Financial Information August 8, 2016

Supplemental Financial Information August 8, 2016

Supplemental Financial Information August 8, 2016

CORPORATE PROFILE, FINANCIAL DISCLOSURES,
AND SAFE HARBOR

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 4

Supplemental Financial Information August 8, 2016

About Sunstone

Sunstone Hotel Investors, Inc. (NYSE:SHO) is a lodging real estate investment trust (REIT) that, as of August 8, 2016, has interests in 28 hotels held for investment comprised of 13,648 rooms. Sunstone’s hotels are primarily in the urban, upper upscale segment and are operated under nationally recognized brands, such as Marriott, Hilton, Hyatt and Fairmont.

Sunstone’s mission is to create meaningful value for our stockholders by producing superior long-term returns. Our values include transparency, trust, ethical conduct, communication and discipline. As demand for lodging generally fluctuates with the overall economy, we seek to employ a balanced strategy focused on long-term value creation.

Corporate Headquarters
120 Vantis,  Suite 350
Aliso Viejo, CA 92656
(949) 330-4000

Company Contacts
John Arabia
President and Chief Executive Officer
(949) 382-3008

Bryan Giglia
Executive Vice President and Chief Financial Officer
(949) 382-3036

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 5

Supplemental Financial Information August 8, 2016

Forward-Looking Statement

This presentation contains forward-looking statements within the meaning of federal securities laws and regulations. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will” and other similar terms and phrases, including opinions, references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to: volatility in the debt or equity markets affecting our ability to acquire or sell hotel assets; international, national and local economic and business conditions, including the likelihood of a U.S. recession, changes in the European Union or global economic slowdown, as well as any type of flu or disease-related pandemic, affecting the lodging and travel industry; the ability to maintain sufficient liquidity and our access to capital markets; potential terrorist attacks or civil unrest, which would affect occupancy rates at our hotels and the demand for hotel products and services; operating risks associated with the hotel business; risks associated with the level of our indebtedness and our ability to meet covenants in our debt and equity agreements; relationships with property managers and franchisors; our ability to maintain our properties in a first-class manner, including meeting capital expenditure requirements; our ability to compete effectively in areas such as access, location, quality of accommodations and room rate structures; changes in travel patterns, taxes and government regulations, which influence or determine wages, prices, construction procedures and costs; our ability to identify, successfully compete for and complete acquisitions; the performance of hotels after they are acquired; necessary capital expenditures and our ability to fund them and complete them with minimum disruption; our ability to continue to satisfy complex rules in order for us to qualify as a REIT for federal income tax purposes; and other risks and uncertainties associated with our business described in the Company’s filings with the Securities and Exchange Commission. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All forward-looking information in this presentation is as of August 8, 2016, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations.

This presentation should be read in conjunction with the consolidated financial statements and notes thereto included in our most recent reports on Form 10-K and Form 10-Q. Copies of these reports are available on our website at www.sunstonehotels.com and through the SEC’s Electronic Data Gathering Analysis and Retrieval System (“EDGAR”) at www.sec.gov.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 6

Supplemental Financial Information August 8, 2016

Non-GAAP Financial Measures

We present the following non-GAAP financial measures that we believe are useful to investors as key supplemental measures of our operating performance: earnings before interest expense, taxes, depreciation and amortization, or EBITDA; Adjusted EBITDA (as defined below); funds from operations attributable to common stockholders, or FFO attributable to common stockholders; Adjusted FFO attributable to common stockholders (as defined below); hotel Adjusted EBITDA; and hotel Adjusted EBITDA margin. These measures should not be considered in isolation or as a substitute for measures of performance in accordance with GAAP. EBITDA, Adjusted EBITDA, FFO attributable to common stockholders, Adjusted FFO attributable to common stockholders, hotel Adjusted EBITDA and hotel Adjusted EBITDA margin as calculated by us, may not be comparable to other companies that do not define such terms exactly the same as the Company does. These non-GAAP measures are used in addition to and in conjunction with results presented in accordance with GAAP. They should not be considered as alternatives to operating profit, cash flow from operations, or any other operating performance measure prescribed by GAAP. These non-GAAP financial measures reflect additional ways of viewing our operations that we believe, when viewed with our GAAP results and the reconciliations to the corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. We strongly encourage investors to review our financial information in its entirety and not to rely on a single financial measure.

EBITDA and Adjusted EBITDA are commonly used measures of performance in many industries. We believe EBITDA and Adjusted EBITDA are useful to investors in evaluating our operating performance because these measures help investors evaluate and compare the results of our operations from period to period by removing the impact of our capital structure (primarily interest expense) and our asset base (primarily depreciation and amortization) from our operating results. We also believe the use of EBITDA and Adjusted EBITDA facilitate comparisons between us and other lodging REITs, hotel owners who are not REITs and other capital-intensive companies. In addition, certain covenants included in our indebtedness use EBITDA as a measure of financial compliance. We also use EBITDA and Adjusted EBITDA as measures in determining the value of hotel acquisitions and dispositions.

Historically, we have adjusted EBITDA when evaluating our performance because we believe that the exclusion of certain additional items described below provides useful information to investors regarding our operating performance and that the presentation of Adjusted EBITDA, when combined with the primary GAAP presentation of net income, is beneficial to an investor’s complete understanding of our operating performance.

We believe that the presentation of FFO attributable to common stockholders provides useful information to investors regarding our operating performance because it is a measure of our operations without regard to specified noncash items such as real estate depreciation and amortization, amortization of lease intangibles, any real estate impairment loss and any gain or loss on sale of real estate assets, all of which are based on historical cost accounting and may be of lesser significance in evaluating our current performance. Our presentation of FFO attributable to common stockholders conforms to the National Association of Real Estate Investment Trusts’ (“NAREIT”) definition of “FFO applicable to common shares.” This may not be comparable to FFO reported by other REITs that do not define the terms in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently that we do.

We also present Adjusted FFO attributable to common stockholders when evaluating our operating performance because we believe that the exclusion of certain additional items described below provides useful supplemental information to investors regarding our ongoing operating performance, and may facilitate comparisons of operating performance between periods and our peer companies.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 7

Supplemental Financial Information August 8, 2016

We adjust EBITDA and FFO attributable to common stockholders for the following items, which may occur in any period, and refer to these measures as either Adjusted EBITDA or Adjusted FFO attributable to common stockholders:

•

Amortization of favorable and unfavorable contracts: we exclude the noncash amortization of the favorable management contract asset recorded in conjunction with our acquisition of the Hilton Garden Inn Chicago Downtown/Magnificent Mile, along with the favorable and unfavorable tenant lease contracts, as applicable, recorded in conjunction with our acquisitions of the Boston Park Plaza, the Hilton Garden Inn Chicago Downtown/Magnificent Mile, the Hilton New Orleans St. Charles, the Hyatt Regency San Francisco and the Wailea Beach Marriott Resort & Spa. The amortization of favorable and unfavorable contracts does not reflect the underlying performance of our hotels.

•	Ground rent adjustments: we exclude the noncash expense incurred from straight-lining our ground lease obligations as this expense does not reflect the underlying performance of our hotels.
•

Gains or losses from debt transactions: we exclude the effect of finance charges and premiums associated with the extinguishment of debt, including the acceleration of deferred financing costs from the original issuance of the debt being redeemed or retired because, like interest expense, their removal helps investors evaluate and compare the results of our operations from period to period by removing the impact of our capital structure.

•

Acquisition costs: under GAAP, costs associated with completed acquisitions classified as a business are expensed in the year incurred. We exclude the effect of these costs because we believe they are not reflective of the ongoing performance of the Company.

•

Noncontrolling interests: we deduct the noncontrolling partner’s pro rata share of any EBITDA or FFO adjustments related to our consolidated Hilton San Diego Bayfront partnership, as well as any preferred dividends earned by preferred investors in an entity that owned the Doubletree Guest Suites Times Square, including related administrative fees, prior to the hotel’s sale in December 2015.

•

Cumulative effect of a change in accounting principle: from time to time, the FASB promulgates new accounting standards that require the consolidated statement of operations to reflect the cumulative effect of a change in accounting principle. We exclude these one-time adjustments because they do not reflect our actual performance for that period.

•

Impairment losses: we exclude the effect of impairment losses because we believe that including them in Adjusted EBITDA and Adjusted FFO attributable to common stockholders is not consistent with reflecting the ongoing performance of our remaining assets.

•

Other adjustments: we exclude other adjustments such as executive severance costs, lawsuit settlement costs, prior year property tax adjustments and fees, property-level restructuring, severance and management transition costs, lease terminations and any gains or losses we have recognized on sales or redemptions of assets other than real estate investments because we do not believe these costs reflect our actual performance for that period and/or the ongoing operations of our hotels.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 8

Supplemental Financial Information August 8, 2016

In addition, to derive Adjusted EBITDA we exclude the noncash expense incurred with the amortization of deferred stock compensation as this expense does not reflect the underlying performance of our hotels. We also include an adjustment for the cash ground lease expense recorded on the Hyatt Chicago Magnificent Mile’s building lease. Upon acquisition of this hotel, we determined that the building lease was a capital lease, and, therefore, we include a portion of the capital lease payment each month in interest expense. We include an adjustment for ground lease expense on capital leases in order to more accurately reflect the operating performance of the Hyatt Chicago Magnificent Mile. We also exclude the effect of gains and losses on the disposition of depreciable assets because we believe that including them in Adjusted EBITDA is not consistent with reflecting the ongoing performance of our assets. In addition, material gains or losses from the depreciated value of the disposed assets could be less important to investors given that the depreciated asset value often does not reflect its market value.

To derive Adjusted FFO attributable to common stockholders, we also exclude the noncash gains or losses on our derivatives, as well as any federal and state taxes associated with the application of net operating loss carryforwards or with the sale of assets other than real estate investments. We believe that these items are not reflective of our ongoing finance costs.

Reconciliations of net income to EBITDA and Adjusted EBITDA are set forth on page 14 of this supplemental package. Reconciliations of net income to FFO attributable to common stockholders and Adjusted FFO attributable to common stockholders are set forth on page 15 of this supplemental package.

Our 27 comparable hotel portfolio is comprised of our total portfolio with the exception of the Wailea Beach Marriott Resort & Spa due to its extensive repositioning disruption during the fourth quarter of 2015 as well as all of 2016. We believe that providing comparable hotel data is useful to us and to investors in evaluating our operating performance because this measure helps us and investors evaluate and compare the results of our operations from period to period by removing the fluctuations caused by any acquisitions or dispositions, as well as by those hotels that we classify as held for sale, those hotels that are undergoing a material renovation or repositioning and those hotels whose room counts have materially changed during either the current or prior year. We strongly encourage investors to review our financial information in its entirety and not to rely on a single financial measure.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 9

Supplemental Financial Information August 8, 2016

CORPORATE FINANCIAL INFORMATION

CORPORATE FINANCIAL INFORMATION	Page 10

Supplemental Financial Information August 8, 2016

Condensed Consolidated Balance Sheets
Q2 2016 – Q2 2015

(In thousands)	June 30, 2016 (1)	March 31, 2016 (2)	December 31, 2015 (3)	September 30, 2015 (4)	June 30, 2015 (5)
Assets
Investment in hotel properties:
Land	$542,660	$542,660	$542,660	$570,011	$570,011
Buildings & improvements	3,118,115	3,130,034	3,109,562	3,300,555	3,276,598
Furniture, fixtures, & equipment	492,275	491,464	480,832	486,333	471,193
Other	190,358	168,171	144,305	227,660	233,753
	4,343,408	4,332,329	4,277,359	4,584,559	4,551,555
Less accumulated depreciation & amortization	(1,111,739)	(1,088,354)	(1,048,349)	(1,061,269)	(1,019,399)
	3,231,669	3,243,975	3,229,010	3,523,290	3,532,156

Other assets, net (6)	12,300	12,388	14,696	13,450	29,608

Current assets:
Cash and cash equivalents	354,682	396,669	499,067	176,190	98,760
Restricted cash	62,335	68,313	76,180	91,541	88,456
Other current assets, net	56,154	60,445	44,298	61,058	65,140
Total assets	$3,717,140	$3,781,790	$3,863,251	$3,865,529	$3,814,120

*Footnotes on following page.

CORPORATE FINANCIAL INFORMATION	Page 11

Supplemental Financial Information August 8, 2016

Condensed Consolidated Balance Sheets
Q2 2016 – Q2 2015 (cont.)

(In thousands)	June 30, 2016 (1)	March 31, 2016 (2)	December 31, 2015 (3)	September 30, 2015 (4)	June 30, 2015 (5)
Liabilities
Current liabilities:
Current portion of notes payable, net (6)	$251,719	$149,021	$85,776	$205,216	$134,183
Other current liabilities	114,258	117,442	365,217	126,967	118,601
Total current liabilities	365,977	266,463	450,993	332,183	252,784

Notes payable, less current portion, net (6)	751,096	929,390	1,010,819	1,101,693	1,177,796
Capital lease obligations, less current portion	15,575	15,575	15,575	15,575	15,576
Other liabilities	44,945	41,052	34,744	35,258	35,265
Total liabilities	1,177,593	1,252,480	1,512,131	1,484,709	1,481,421

Equity
Stockholders' equity:
8.0% Series D cumulative redeemable preferred stock	—	115,000	115,000	115,000	115,000

6.95% Series E cumulative redeemable preferred stock	115,000	115,000	—	—	—

6.45% Series F cumulative redeemable preferred stock	75,000	—	—	—	—

Common stock, $0.01 par value, 500,000,000 shares authorized	2,166	2,165	2,076	2,076	2,076

Additional paid in capital (7)	2,539,278	2,535,141	2,458,889	2,457,566	2,456,604
Retained earnings (7)	716,351	652,270	652,704	416,804	355,702
Cumulative dividends and distributions	(959,072)	(941,460)	(927,868)	(662,744)	(650,014)
Total stockholders' equity	2,488,723	2,478,116	2,300,801	2,328,702	2,279,368
Noncontrolling interests in consolidated joint ventures	50,824	51,194	50,319	52,118	53,331
Total equity	2,539,547	2,529,310	2,351,120	2,380,820	2,332,699
Total liabilities and equity	$3,717,140	$3,781,790	$3,863,251	$3,865,529	$3,814,120

(1)	As presented on Form 10-Q to be filed in August 2016.
(2)	As presented on Form 10-Q filed May 2, 2016.
(3)	As presented on Form 10-K filed February 23, 2016.
(4)	As presented on Form 10-Q filed November 3, 2015.
(5)	As presented on Form 10-Q filed August 7, 2015.
(6)	Reflects the adoption of Accounting Standards Update No. 2015-03.
(7)	Reflects the adoption of Accounting Standards Update No. 2016-09.

CORPORATE FINANCIAL INFORMATION	Page 12

Supplemental Financial Information August 8, 2016

Consolidated Statements of Operations
Q2 and YTD 2016/2015

	Three Months Ended June 30,		Six Months Ended June 30,
(In thousands, except per share data)	2016	2015	2016	2015
Revenues
Room	$224,176	$239,678	$411,473	$432,969
Food and beverage	81,298	79,265	152,532	151,449
Other operating	16,686	20,324	32,447	39,234
Total revenues	322,160	339,267	596,452	623,652
Operating expenses
Room	54,517	57,568	105,561	111,410
Food and beverage	52,939	52,812	104,868	103,031
Other operating	4,132	5,337	8,188	10,468
Advertising and promotion	15,277	15,567	30,270	30,927
Repairs and maintenance	10,999	11,381	22,263	22,939
Utilities	7,348	8,377	14,862	17,362
Franchise costs	9,898	10,818	17,994	19,418
Property tax, ground lease and insurance	18,157	23,151	40,997	46,764
Property general and administrative	37,982	37,107	72,695	71,556
Corporate overhead	6,809	6,923	13,526	21,176
Depreciation and amortization	40,680	40,873	80,727	81,580
Total operating expenses	258,738	269,914	511,951	536,631
Operating income	63,422	69,353	84,501	87,021
Interest and other income	355	1,828	844	2,774
Interest expense	(15,872)	(17,289)	(35,882)	(34,615)
Loss on extinguishment of debt	(154)	(2)	(259)	(2)
Gain on sale of assets	18,223	—	18,223	—
Income before income taxes	65,974	53,890	67,427	55,178
Income tax provision	(238)	(233)	(475)	(318)
Net income	65,736	53,657	66,952	54,860
Income from consolidated joint ventures attributable to noncontrolling interests	(1,655)	(2,480)	(3,305)	(4,661)
Preferred stock dividends and redemption charge	(6,783)	(2,300)	(9,549)	(4,600)
Income attributable to common stockholders	$57,298	$48,877	$54,098	$45,599

Basic and diluted per share amounts:
Basic and diluted income attributable to common stockholders per common share	$0.26	$0.23	$0.25	$0.22

Basic and diluted weighted average common shares outstanding	215,385	207,577	214,136	207,091

Distributions declared per common share	$0.05	$0.05	$0.10	$0.10

CORPORATE FINANCIAL INFORMATION	Page 13

Supplemental Financial Information August 8, 2016

Reconciliation of Net Income to EBITDA and Adjusted EBITDA
Q2 and YTD 2016/2015

	Three Months Ended June 30,		Six Months Ended June 30,
(In thousands)	2016	2015	2016	2015
Net income	$65,736	$53,657	$66,952	$54,860
Operations held for investment:
Depreciation and amortization	40,680	40,873	80,727	81,580
Amortization of lease intangibles	64	1,029	127	2,057
Interest expense	15,872	17,289	35,882	34,615
Income tax provision	238	233	475	318
Noncontrolling interests:
Income from consolidated joint ventures attributable to noncontrolling interests	(1,655)	(2,480)	(3,305)	(4,661)
Depreciation and amortization	(870)	(854)	(1,735)	(1,701)
Interest expense	(414)	(385)	(827)	(763)
EBITDA	119,651	109,362	178,296	166,305

Operations held for investment:
Amortization of deferred stock compensation	2,463	1,786	4,077	4,681
Amortization of favorable and unfavorable contracts, net	19	42	15	(179)
Noncash straight-line lease expense	460	491	948	995
Capital lease obligation interest - cash ground rent	(351)	(351)	(702)	(702)
Gain on sale of assets, net	(18,227)	(1)	(18,234)	(1)
Loss on extinguishment of debt	154	2	259	2
Gain on redemption of note receivable	—	(939)	—	(939)
Prior year property tax adjustments, net	(3,943)	88	(4,040)	(100)
Property-level restructuring, severance and management transition costs	—	—	1,560	683
Lease termination costs	1,000	—	1,000	300
Costs associated with CEO severance	—	—	—	5,257
Noncontrolling interests:
Noncash straight-line lease expense	(112)	(112)	(225)	(225)
	(18,537)	1,006	(15,342)	9,772
Adjusted EBITDA	$101,114	$110,368	$162,954	$176,077

CORPORATE FINANCIAL INFORMATION	Page 14

Supplemental Financial Information August 8, 2016

Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders
Q2 and YTD 2016/2015

	Three Months Ended June 30,		Six Months Ended June 30,
(In thousands, except per share data)	2016	2015	2016	2015
Net income	$65,736	$53,657	$66,952	$54,860
Preferred stock dividends and redemption charge	(6,783)	(2,300)	(9,549)	(4,600)
Operations held for investment:
Real estate depreciation and amortization	40,526	40,477	80,419	80,787
Amortization of lease intangibles	64	1,029	127	2,057
Gain on sale of assets, net	(18,227)	(1)	(18,234)	(1)
Noncontrolling interests:
Income from consolidated joint ventures attributable to noncontrolling interests	(1,655)	(2,480)	(3,305)	(4,661)
Real estate depreciation and amortization	(870)	(854)	(1,735)	(1,701)
FFO attributable to common stockholders	78,791	89,528	114,675	126,741

Operations held for investment:
Write-off of deferred financing fees	—	455	—	455
Amortization of favorable and unfavorable contracts, net	19	42	15	(179)
Noncash straight-line lease expense	460	491	948	995
Noncash interest related to loss on derivatives, net	2,782	10	9,184	10
Loss on extinguishment of debt	154	2	259	2
Gain on redemption of note receivable	—	(939)	—	(939)
Prior year property tax adjustments, net	(3,943)	88	(4,040)	(100)
Property-level restructuring, severance and management transition costs	—	—	1,560	683
Lease termination costs	1,000	—	1,000	300
Preferred stock redemption charge	4,052	—	4,052	—
Costs associated with CEO severance	—	—	—	5,257
Amortization of deferred stock compensation associated with CEO severance	—	—	—	1,623
Noncontrolling interests:
Noncash straight-line lease expense	(112)	(112)	(225)	(225)
Noncash interest related to loss on derivative	—	(2)	—	(2)
	4,412	35	12,753	7,880
Adjusted FFO attributable to common stockholders	$83,203	$89,563	$127,428	$134,621
FFO attributable to common stockholders per diluted share	$0.37	$0.43	$0.54	$0.61
Adjusted FFO attributable to common stockholders per diluted share	$0.39	$0.43	$0.59	$0.65

Basic weighted average shares outstanding	215,385	207,577	214,136	207,091
Shares associated with unvested restricted stock awards	116	183	100	291
Diluted weighted average shares outstanding	215,501	207,760	214,236	207,382

CORPORATE FINANCIAL INFORMATION	Page 15

Supplemental Financial Information August 8, 2016

Pro Forma Consolidated Statements of Operations
Q2 2016 – Q3 2015, FY 2015

	Three Months Ended (1)				Year Ended (1)
(Unaudited and in thousands)	June 30,	March 31,	Dec. 31,	Sept. 30,	Dec. 31,
	2016	2016	2015	2015	2015
Revenues
Room	$223,199	$184,926	$191,893	$215,593	$811,166
Food and beverage	80,796	70,302	72,041	65,913	285,570
Other operating	16,674	15,709	17,847	18,460	68,330
Total revenues	320,669	270,937	281,781	299,966	1,165,066

Operating Expenses
Room	54,301	50,523	50,143	53,582	206,353
Food and beverage	52,663	51,404	49,777	48,288	197,552
Other expenses	103,238	102,127	98,237	104,170	402,421
Corporate overhead	6,809	6,717	6,117	6,046	33,339
Depreciation and amortization	40,549	39,650	40,324	39,069	156,488
Total operating expenses	257,560	250,421	244,598	251,155	996,153

Operating Income	63,109	20,516	37,183	48,811	168,913

Interest and other income	355	489	535	400	2,327
Interest expense	(15,872)	(20,010)	(14,043)	(14,693)	(59,966)
Loss on extinguishment of debt	(154)	(105)	(26)	—	(28)
Income before income taxes	47,438	890	23,649	34,518	111,246
Income tax provision	(238)	(237)	(178)	(218)	(714)
Income from continuing operations	$47,200	$653	$23,471	$34,300	$110,532
Adjusted EBITDA (2)	$100,670	$60,880	$74,953	$85,666	$324,741

(1)

Includes the Company's ownership results for the 28 hotel portfolio held for investment by the Company as of June 30, 2016. Excludes the Company's ownership results for the Sheraton Cerritos, the Doubletree Guest Suites Times Square and BuyEfficient due to their sales in May 2016, December 2015 and September 2015, respectively.

(2)	The Adjusted EBITDA reconciliations for Q1 2016, Q2 2016, Q3 2015, Q4 2015 and full year 2015 can be found on pages 17, 19, 28, 30 and 32, respectively, of this supplemental package.

CORPORATE FINANCIAL INFORMATION	Page 16

Supplemental Financial Information August 8, 2016

Pro Forma Reconciliation of Net Income to EBITDA and Adjusted EBITDA
Q1 2016

	Three Months Ended March 31, 2016
		Disposition:
		Sheraton	Pro
(In thousands, except per share amounts)	Actual (1)	Cerritos (2)	Forma (3)

Net income	$1,216	$(563)	$653
Operations held for investment:
Depreciation and amortization	40,047	(397)	39,650
Amortization of lease intangibles	63	—	63
Interest expense	20,010	—	20,010
Income tax provision	237	—	237
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(1,650)	—	(1,650)
Depreciation and amortization	(865)	—	(865)
Interest expense	(413)	—	(413)
EBITDA	58,645	(960)	57,685

Operations held for investment:
Amortization of deferred stock compensation	1,614	—	1,614
Amortization of favorable and unfavorable contracts, net	(4)	—	(4)
Noncash straight-line lease expense	488	—	488
Capital lease obligation interest - cash ground rent	(351)	—	(351)
Gain on sale of assets, net	(7)	—	(7)
Loss on extinguishment of debt	105	—	105
Prior year property tax adjustments, net	(97)	—	(97)
Property-level restructuring, severance and management transition costs	1,560	—	1,560
Noncontrolling interest:
Noncash straight-line lease expense	(113)	—	(113)
	3,195	—	3,195

Adjusted EBITDA	$61,840	$(960)	$60,880

*Footnotes on page 23

CORPORATE FINANCIAL INFORMATION	Page 17

Supplemental Financial Information August 8, 2016

Pro Forma Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders
Q1 2016

	Three Months Ended March 31, 2016
		Disposition:
		Sheraton	Pro
(In thousands, except per share amounts)	Actual (1)	Cerritos (2)	Forma (3)

Net income	$1,216	$(563)	$653
Preferred stock dividends	(2,766)	—	(2,766)
Operations held for investment:
Real estate depreciation and amortization	39,893	(397)	39,496
Amortization of lease intangibles	63	—	63
Gain on sale of assets, net	(7)	—	(7)
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(1,650)	—	(1,650)
Real estate depreciation and amortization	(865)	—	(865)
FFO attributable to common stockholders	35,884	(960)	34,924

Operations held for investment:
Amortization of favorable and unfavorable contracts, net	(4)	—	(4)
Noncash straight-line lease expense	488	—	488
Noncash interest related to loss on derivatives, net	6,402	—	6,402
Loss on extinguishment of debt	105	—	105
Prior year property tax adjustments, net	(97)	—	(97)
Property-level restructuring, severance and management transition costs	1,560	—	1,560
Noncontrolling interest:
Noncash straight-line lease expense	(113)	—	(113)
	8,341	—	8,341

Adjusted FFO attributable to common stockholders	$44,225	$(960)	$43,265

FFO attributable to common stockholders per diluted share	$0.17		$0.16

Adjusted FFO attributable to common stockholders per diluted share	$0.21		$0.20

Basic weighted average shares outstanding	212,887		212,887
Shares associated with unvested restricted stock awards	84		84
Diluted weighted average shares outstanding	212,971		212,971

*Footnotes on page 23

CORPORATE FINANCIAL INFORMATION	Page 18

Supplemental Financial Information August 8, 2016

Pro Forma Reconciliation of Net Income to EBITDA and Adjusted EBITDA
Q2 2016

	Three Months Ended June 30, 2016
		Disposition:
		Sheraton	Pro
(In thousands, except per share amounts)	Actual (1)	Cerritos (2)	Forma (3)

Net income	$65,736	$(18,536)	$47,200
Operations held for investment:
Depreciation and amortization	40,680	(131)	40,549
Amortization of lease intangibles	64	—	64
Interest expense	15,872	—	15,872
Income tax provision	238	—	238
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(1,655)	—	(1,655)
Depreciation and amortization	(870)	—	(870)
Interest expense	(414)	—	(414)
EBITDA	119,651	(18,667)	100,984

Operations held for investment:
Amortization of deferred stock compensation	2,463	—	2,463
Amortization of favorable and unfavorable contracts, net	19	—	19
Noncash straight-line lease expense	460	—	460
Capital lease obligation interest - cash ground rent	(351)	—	(351)
Gain on sale of assets, net	(18,227)	18,223	(4)
Loss on extinguishment of debt	154	—	154
Prior year property tax adjustments, net	(3,943)	—	(3,943)
Lease termination costs	1,000	—	1,000
Noncontrolling interest:
Noncash straight-line lease expense	(112)	—	(112)
	(18,537)	18,223	(314)

Adjusted EBITDA	$101,114	$(444)	$100,670

*Footnotes on page 23

CORPORATE FINANCIAL INFORMATION	Page 19

Supplemental Financial Information August 8, 2016

Pro Forma Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders
Q2 2016

	Three Months Ended June 30, 2016
		Disposition:
		Sheraton	Pro
(In thousands, except per share amounts)	Actual (1)	Cerritos (2)	Forma (3)

Net income	$65,736	$(18,536)	$47,200
Preferred stock dividends and redemption charge	(6,783)	—	(6,783)
Operations held for investment:
Real estate depreciation and amortization	40,526	(131)	40,395
Amortization of lease intangibles	64	—	64
Gain on sale of assets, net	(18,227)	18,223	(4)
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(1,655)	—	(1,655)
Real estate depreciation and amortization	(870)	—	(870)
FFO attributable to common stockholders	78,791	(444)	78,347

Operations held for investment:
Amortization of favorable and unfavorable contracts, net	19	—	19
Noncash straight-line lease expense	460	—	460
Noncash interest related to loss on derivatives, net	2,782	—	2,782
Loss on extinguishment of debt	154	—	154
Prior year property tax adjustments, net	(3,943)	—	(3,943)
Lease termination costs	1,000	—	1,000
Preferred stock redemption charge	4,052	—	4,052
Noncontrolling interest:
Noncash straight-line lease expense	(112)	—	(112)
	4,412	—	4,412

Adjusted FFO attributable to common stockholders	$83,203	$(444)	$82,759

FFO attributable to common stockholders per diluted share	$0.37		$0.36

Adjusted FFO attributable to common stockholders per diluted share	$0.39		$0.38

Basic weighted average shares outstanding	215,385		215,385
Shares associated with unvested restricted stock awards	116		116
Diluted weighted average shares outstanding	215,501		215,501

*Footnotes on page 23

CORPORATE FINANCIAL INFORMATION	Page 20

Supplemental Financial Information August 8, 2016

Pro Forma Reconciliation of Net Income to EBITDA and Adjusted EBITDA
Q2 YTD 2016

	Six Months Ended June 30, 2016
		Disposition:
		Sheraton	Pro
(In thousands, except per share amounts)	Actual (1)	Cerritos (2)	Forma (3)

Net income	$66,952	$(19,099)	$47,853
Operations held for investment:
Depreciation and amortization	80,727	(528)	80,199
Amortization of lease intangibles	127	—	127
Interest expense	35,882	—	35,882
Income tax provision	475	—	475
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(3,305)	—	(3,305)
Depreciation and amortization	(1,735)	—	(1,735)
Interest expense	(827)	—	(827)
EBITDA	178,296	(19,627)	158,669

Operations held for investment:
Amortization of deferred stock compensation	4,077	—	4,077
Amortization of favorable and unfavorable contracts, net	15	—	15
Noncash straight-line lease expense	948	—	948
Capital lease obligation interest - cash ground rent	(702)	—	(702)
Gain on sale of assets, net	(18,234)	18,223	(11)
Loss on extinguishment of debt	259	—	259
Prior year property tax adjustments, net	(4,040)	—	(4,040)
Property-level restructuring, severance and management transition costs	1,560	—	1,560
Lease termination costs	1,000	—	1,000
Noncontrolling interest:
Noncash straight-line lease expense	(225)	—	(225)
	(15,342)	18,223	2,881

Adjusted EBITDA	$162,954	$(1,404)	$161,550

*Footnotes on page 23

CORPORATE FINANCIAL INFORMATION	Page 21

Supplemental Financial Information August 8, 2016

Pro Forma Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders
Q2 YTD 2016

	Six Months Ended June 30, 2016
		Disposition:
		Sheraton	Pro
(In thousands, except per share amounts)	Actual (1)	Cerritos (2)	Forma (3)

Net income	$66,952	$(19,099)	$47,853
Preferred stock dividends and redemption charge	(9,549)	—	(9,549)
Operations held for investment:
Real estate depreciation and amortization	80,419	(528)	79,891
Amortization of lease intangibles	127	—	127
Gain on sale of assets, net	(18,234)	18,223	(11)
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(3,305)	—	(3,305)
Real estate depreciation and amortization	(1,735)	—	(1,735)
FFO attributable to common stockholders	114,675	(1,404)	113,271

Operations held for investment:
Amortization of favorable and unfavorable contracts, net	15	—	15
Noncash straight-line lease expense	948	—	948
Noncash interest related to loss on derivatives, net	9,184	—	9,184
Loss on extinguishment of debt	259	—	259
Prior year property tax adjustments, net	(4,040)	—	(4,040)
Property-level restructuring, severance and management transition costs	1,560	—	1,560
Lease termination costs	1,000	—	1,000
Preferred stock redemption charge	4,052	—	4,052
Noncontrolling interest:
Noncash straight-line lease expense	(225)	—	(225)
	12,753	—	12,753

Adjusted FFO attributable to common stockholders	$127,428	$(1,404)	$126,024

FFO attributable to common stockholders per diluted share	$0.54		$0.53

Adjusted FFO attributable to common stockholders per diluted share	$0.59		$0.59

Basic weighted average shares outstanding	214,136		214,136
Shares associated with unvested restricted stock awards	100		100
Diluted weighted average shares outstanding	214,236		214,236

*Footnotes on page 23

CORPORATE FINANCIAL INFORMATION	Page 22

Supplemental Financial Information August 8, 2016

Pro Forma Reconciliation of Net Income to EBITDA, Adjusted EBITDA, FFO and
Adjusted FFO Attributable to Common Stockholders

2016 Footnotes

(1)	Actual represents the Company's ownership results as reported for the respective periods.
(2)	Disposition: Sheraton Cerritos represents the Company's ownership results from the Sheraton Cerritos that was sold on May 10, 2016.
(3)	Pro Forma represents the Company's ownership results for the pro forma 28 hotel portfolio.

CORPORATE FINANCIAL INFORMATION	Page 23

Supplemental Financial Information August 8, 2016

Pro Forma Reconciliation of Net Income to EBITDA and Adjusted EBITDA
Q1 2015

	Three Months Ended March 31, 2015
		Disposition:	Disposition:	Disposition:	Disposition:
		Preferred	BuyEfficient,	Doubletree	Sheraton	Pro
(In thousands, except per share amounts)	Actual (1)	Equity (2)	LLC (3)	Times Square (4)	Cerritos (5)	Forma (6)

Net income	$1,203	$(687)	$(114)	$3,064	$(493)	$2,973
Operations held for investment:
Depreciation and amortization	40,707	—	(243)	(1,583)	(416)	38,465
Amortization of lease intangibles	1,028	—	—	(965)	—	63
Interest expense	17,326	—	—	(1,678)	—	15,648
Income tax provision	85	—	—	—	—	85
Noncontrolling interests:
Income from consolidated joint ventures attributable to noncontrolling interests	(2,181)	—	—	—	—	(2,181)
Depreciation and amortization	(847)	—	—	—	—	(847)
Interest expense	(378)	—	—	—	—	(378)
EBITDA	56,943	(687)	(357)	(1,162)	(909)	53,828

Operations held for investment:
Amortization of deferred stock compensation	2,895	—	—	—	—	2,895
Amortization of favorable and unfavorable contracts, net	(221)	—	—	—	—	(221)
Noncash straight-line lease expense	504	—	—	(29)	—	475
Capital lease obligation interest - cash ground rent	(351)	—	—	—	—	(351)
Prior year property tax adjustments, net	(188)	—	—	—	—	(188)
Property-level restructuring, severance and management transition costs	683	—	—	—	—	683
Lease termination costs	300	—	—	—	—	300
Costs associated with CEO severance	5,257	—	—	—	—	5,257
Noncontrolling interests:
Noncash straight-line lease expense	(113)	—	—	—	—	(113)
	8,766	—	—	(29)	—	8,737

Adjusted EBITDA	$65,709	$(687)	$(357)	$(1,191)	$(909)	$62,565

*Footnotes on page 34

CORPORATE FINANCIAL INFORMATION	Page 24

Supplemental Financial Information August 8, 2016

Pro Forma Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders
Q1 2015

	Three Months Ended March 31, 2015
		Disposition:	Disposition:	Disposition:	Disposition:
		Preferred	BuyEfficient,	Doubletree	Sheraton	Pro
(In thousands, except per share amounts)	Actual (1)	Equity (2)	LLC (3)	Times Square (4)	Cerritos (5)	Forma (6)

Net income	$1,203	$(687)	$(114)	$3,064	$(493)	$2,973
Preferred stock dividends	(2,300)	—	—	—	—	(2,300)
Operations held for investment:
Real estate depreciation and amortization	40,310	—	—	(1,583)	(416)	38,311
Amortization of lease intangibles	1,028	—	—	(965)	-	63
Noncontrolling interests:
Income from consolidated joint ventures attributable to noncontrolling interests	(2,181)	—	—	—	-	(2,181)
Real estate depreciation and amortization	(847)	—	—	—	-	(847)
FFO attributable to common stockholders	37,213	(687)	(114)	516	(909)	36,019

Operations held for investment:
Amortization of favorable and unfavorable contracts, net	(221)	—	—	—	—	(221)
Noncash straight-line lease expense	504	—	—	(29)	—	475
Prior year property tax adjustments, net	(188)	—	—	—	—	(188)
Property-level restructuring, severance and management transition costs	683	—	—	—	—	683
Lease termination costs	300	—	—	—	—	300
Costs associated with CEO severance	5,257	—	—	—	—	5,257
Amortization of deferred stock compensation associated with CEO severance	1,623	—	—	—	—	1,623
Noncontrolling interests:
Noncash straight-line lease expense	(113)	—	—	—	—	(113)
	7,845	—	—	(29)	—	7,816

Adjusted FFO attributable to common stockholders	$45,058	$(687)	$(114)	$487	$(909)	$43,835

FFO attributable to common stockholders per diluted share	$0.18					$0.17

Adjusted FFO attributable to common stockholders per diluted share	$0.22					$0.21

Basic weighted average shares outstanding	206,600					206,600
Shares associated with unvested restricted stock awards	398					398
Diluted weighted average shares outstanding	206,998					206,998

*Footnotes on page 34

CORPORATE FINANCIAL INFORMATION	Page 25

Supplemental Financial Information August 8, 2016

Pro Forma Reconciliation of Net Income to EBITDA and Adjusted EBITDA
Q2 2015

	Three Months Ended June 30, 2015
		Disposition:	Disposition:	Disposition:	Disposition:
		Preferred	BuyEfficient,	Doubletree	Sheraton	Pro
(In thousands, except per share amounts)	Actual (1)	Equity (2)	LLC (3)	Times Square (4)	Cerritos (5)	Forma (6)

Net income	$53,657	$(695)	$(626)	$(1,844)	$(704)	$49,788
Operations held for investment:
Depreciation and amortization	40,873	—	(243)	(1,588)	(412)	38,630
Amortization of lease intangibles	1,029	—	—	(965)	—	64
Interest expense	17,289	—	—	(1,707)	—	15,582
Income tax provision	233	—	—	—	—	233
Noncontrolling interests:
Income from consolidated joint ventures attributable to noncontrolling interests	(2,480)	—	—	—	—	(2,480)
Depreciation and amortization	(854)	—	—	—	—	(854)
Interest expense	(385)	—	—	—	—	(385)
EBITDA	109,362	(695)	(869)	(6,104)	(1,116)	100,578

Operations held for investment:
Amortization of deferred stock compensation	1,786	—	—	—	—	1,786
Amortization of favorable and unfavorable contracts, net	42	—	—	—	—	42
Noncash straight-line lease expense	491	—	—	(27)	—	464
Capital lease obligation interest - cash ground rent	(351)	—	—	—	—	(351)
Gain on sale of assets, net	(1)	—	—	—	—	(1)
Loss on extinguishment of debt	2	—	—	—	—	2
Gain on redemption of note receivable	(939)	—	—	—	—	(939)
Prior year property tax adjustments, net	88	—	—	—	—	88
Noncontrolling interests:
Noncash straight-line lease expense	(112)	—	—	—	—	(112)
	1,006	—	—	(27)	—	979

Adjusted EBITDA	$110,368	$(695)	$(869)	$(6,131)	$(1,116)	$101,557

*Footnotes on page 34

CORPORATE FINANCIAL INFORMATION	Page 26

Supplemental Financial Information August 8, 2016

Pro Forma Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders
Q2 2015

	Three Months Ended June 30, 2015
		Disposition:	Disposition:	Disposition:	Disposition:
		Preferred	BuyEfficient,	Doubletree	Sheraton	Pro
(In thousands, except per share amounts)	Actual (1)	Equity (2)	LLC (3)	Times Square (4)	Cerritos (5)	Forma (6)

Net income	$53,657	$(695)	$(626)	$(1,844)	$(704)	$49,788
Preferred stock dividends	(2,300)	—	—	—	—	(2,300)
Operations held for investment:
Real estate depreciation and amortization	40,477	—	—	(1,588)	(412)	38,477
Amortization of lease intangibles	1,029	—	—	(965)	—	64
Gain on sale of assets, net	(1)	—	—	—	—	(1)
Noncontrolling interests:
Income from consolidated joint ventures attributable to noncontrolling interests	(2,480)	—	—	—	—	(2,480)
Real estate depreciation and amortization	(854)	—	—	—	—	(854)
FFO attributable to common stockholders	89,528	(695)	(626)	(4,397)	(1,116)	82,694

Operations held for investment:
Write-off of deferred financing fees	455	—	—	—	—	455
Amortization of favorable and unfavorable contracts, net	42	—	—	—	—	42
Noncash straight-line lease expense	491	—	—	(27)	—	464
Noncash interest related to loss on derivatives	10	—	—	—	—	10
Loss on extinguishment of debt	2	—	—	—	—	2
Gain on redemption of note receivable	(939)	—	—	—	—	(939)
Prior year property tax adjustments, net	88	—	—	—	—	88
Noncontrolling interests:
Noncash straight-line lease expense	(112)	—	—	—	—	(112)
Noncash interest related to loss on derivative	(2)	—	—	—	—	(2)
	35	—	—	(27)	—	8

Adjusted FFO attributable to common stockholders	$89,563	$(695)	$(626)	$(4,424)	$(1,116)	$82,702

FFO attributable to common stockholders per diluted share	$0.43					$0.40

Adjusted FFO attributable to common stockholders per diluted share	$0.43					$0.40

Basic weighted average shares outstanding	207,577					207,577
Shares associated with unvested restricted stock awards	183					183
Diluted weighted average shares outstanding	207,760					207,760

*Footnotes on page 34

CORPORATE FINANCIAL INFORMATION	Page 27

Supplemental Financial Information August 8, 2016

Pro Forma Reconciliation of Net Income to EBITDA and Adjusted EBITDA
Q3 2015

	Three Months Ended September 30, 2015
			Disposition:	Disposition:	Disposition:	Disposition:
		Discontinued	Preferred	BuyEfficient,	Doubletree	Sheraton	Pro
(In thousands, except per share amounts)	Actual (1)	Operations (7)	Equity (2)	LLC (3)	Times Square (4)	Cerritos (5)	Forma (6)

Net income	$63,084	$(15,895)	$(176)	$(9,870)	$(2,279)	$(564)	$34,300
Operations held for investment:
Depreciation and amortization	41,331	—	—	(243)	(1,618)	(401)	39,069
Amortization of lease intangibles	1,027	—	—	—	(965)	—	62
Interest expense	16,405	—	—	—	(1,712)	—	14,693
Income tax provision	938	—	—	(720)	—	—	218
Noncontrolling interests:
Income from consolidated joint ventures attributable to noncontrolling interests	(1,982)	—	—	—	—	—	(1,982)
Depreciation and amortization	(865)	—	—	—	—	—	(865)
Interest expense	(386)	—	—	—	—	—	(386)
Discontinued operations:
Income tax provision	105	(105)	—	—	—	—	—
EBITDA	119,657	(16,000)	(176)	(10,833)	(6,574)	(965)	85,109

Operations held for investment:
Amortization of deferred stock compensation	824	—	—	—	—	—	824
Amortization of favorable and unfavorable contracts, net	43	—	—	—	—	—	43
Noncash straight-line lease expense	496	—	—	—	(26)	—	470
Capital lease obligation interest - cash ground rent	(351)	—	—	—	—	—	(351)
Gain on sale of assets, net	(11,707)	—	—	11,682	—	—	(25)
Severance costs associated with sale of BuyEfficient	1,636	—	—	(1,636)	—	—	—
Prior year property tax adjustments, net	(765)	—	—	—	—	—	(765)
Property-level restructuring, severance and management transition costs	474	—	—	—	—	—	474
Noncontrolling interests:
Noncash straight-line lease expense	(113)	—	—	—	—	—	(113)
Discontinued operations:
Gain on sale of assets, net	(16,000)	16,000	—	—	—	—	—
	(25,463)	16,000	—	10,046	(26)	—	557

Adjusted EBITDA	$94,194	$—	$(176)	$(787)	$(6,600)	$(965)	$85,666

*Footnotes on page 34

CORPORATE FINANCIAL INFORMATION	Page 28

Supplemental Financial Information August 8, 2016

Pro Forma Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders
Q3 2015

	Three Months Ended September 30, 2015
			Disposition:	Disposition:	Disposition:	Disposition:
		Discontinued	Preferred	BuyEfficient,	Doubletree	Sheraton	Pro
(In thousands, except per share amounts)	Actual (1)	Operations (7)	Equity (2)	LLC (3)	Times Square (4)	Cerritos (5)	Forma (6)

Net income	$63,084	$(15,895)	$(176)	$(9,870)	$(2,279)	$(564)	$34,300
Preferred stock dividends	(2,300)	—	—	—	—	—	(2,300)
Operations held for investment:
Real estate depreciation and amortization	40,921	—	—	—	(1,618)	(401)	38,902
Amortization of lease intangibles	1,027	—	—	—	(965)	—	62
Gain on sale of assets, net	(11,707)	—	—	11,682	—	—	(25)
Noncontrolling interests:
Income from consolidated joint ventures attributable to noncontrolling interests	(1,982)	—	—	—	—	—	(1,982)
Real estate depreciation and amortization	(865)	—	—	—	—	—	(865)
Discontinued operations:
Gain on sale of assets, net	(16,000)	16,000	—	—	—	—	—
FFO attributable to common stockholders	72,178	105	(176)	1,812	(4,862)	(965)	68,092

Operations held for investment:
Amortization of favorable and unfavorable contracts, net	43	—	—	—	—	—	43
Noncash straight-line lease expense	496	—	—	—	(26)	—	470
Noncash interest related to loss on derivatives, net	2	—	—	—	—	—	2
Prior year property tax adjustments, net	(765)	—	—	—	—	—	(765)
Property-level restructuring, severance and management transition costs	474	—	—	—	—	—	474
Severance costs associated with sale of BuyEfficient	1,636	—	—	(1,636)	—	—	—
Income tax provision related to gain on sale of BuyEfficient	720	—	—	(720)	—	—	—
Noncontrolling interests:
Noncash straight-line lease expense	(113)	—	—	—	—	—	(113)
Noncash interest related to loss on derivative, net	(1)	—	—	—	—	—	(1)
Discontinued operations:
Income tax provision	105	(105)	—	—	—	—	—
	2,597	(105)	—	(2,356)	(26)	—	110

Adjusted FFO attributable to common stockholders	$74,775	$—	$(176)	$(544)	$(4,888)	$(965)	$68,202

FFO attributable to common stockholders per diluted share	$0.35						$0.33

Adjusted FFO attributable to common stockholders per diluted share	$0.36						$0.33

Basic weighted average shares outstanding	207,604						207,604
Shares associated with unvested restricted stock awards	218						218
Diluted weighted average shares outstanding	207,822						207,822

*Footnotes on page 34

CORPORATE FINANCIAL INFORMATION	Page 29

Supplemental Financial Information August 8, 2016

Pro Forma Reconciliation of Net Income to EBITDA and Adjusted EBITDA
Q4 2015

	Three Months Ended December 31, 2015
		Disposition:	Disposition:
		Doubletree	Sheraton	Pro
(In thousands, except per share amounts)	Actual (1)	Times Square (4)	Cerritos (5)	Forma (6)

Net income	$237,575	$(213,514)	$(590)	$23,471
Operations held for investment:
Depreciation and amortization	41,805	(1,079)	(402)	40,324
Amortization of lease intangibles	707	(643)	—	64
Interest expense	15,496	(1,453)	—	14,043
Income tax provision	178	—	—	178
Noncontrolling interests:
Income from consolidated joint ventures attributable to noncontrolling interests	(1,521)	—	—	(1,521)
Depreciation and amortization	(866)	—	—	(866)
Interest expense	(388)	—	—	(388)
EBITDA	292,986	(216,689)	(992)	75,305

Operations held for investment:
Amortization of deferred stock compensation	1,031	—	—	1,031
Amortization of favorable and unfavorable contracts, net	(1,487)	—	—	(1,487)
Noncash straight-line lease expense	496	(26)	—	470
Capital lease obligation interest - cash ground rent	(351)	—	—	(351)
Gain on sale of assets, net	(214,526)	214,535	—	9
Loss on extinguishment of debt	2,962	(2,936)	—	26
Property-level restructuring, severance and management transition costs	62	—	—	62
Noncontrolling interests:
Noncash straight-line lease expense	(112)	—	—	(112)
	(211,925)	211,573	—	(352)

Adjusted EBITDA	$81,061	$(5,116)	$(992)	$74,953

*Footnotes on page 34

CORPORATE FINANCIAL INFORMATION	Page 30

Supplemental Financial Information August 8, 2016

Pro Forma Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders
Q4 2015

	Three Months Ended December 31, 2015
		Disposition:	Disposition:
		Doubletree	Sheraton	Pro
(In thousands, except per share amounts)	Actual (1)	Times Square (4)	Cerritos (5)	Forma (6)

Net income	$237,575	$(213,514)	$(590)	$23,471
Preferred stock dividends	(2,300)	—	—	(2,300)
Operations held for investment:
Real estate depreciation and amortization	41,653	(1,079)	(402)	40,172
Amortization of lease intangibles	707	(643)	—	64
Gain on sale of assets, net	(214,526)	214,535	—	9
Noncontrolling interests:
Income from consolidated joint ventures attributable to noncontrolling interests	(1,521)	—	—	(1,521)
Real estate depreciation and amortization	(866)	—	—	(866)
FFO attributable to common stockholders	60,722	(701)	(992)	59,029

Operations held for investment:
Amortization of favorable and unfavorable contracts, net	(1,487)	—	—	(1,487)
Noncash straight-line lease expense	496	(26)	—	470
Noncash interest related to gain on derivatives, net	(321)	—	—	(321)
Loss on extinguishment of debt	2,962	(2,936)	—	26
Property-level restructuring, severance and management transition costs	62	—	—	62
Noncontrolling interests:
Noncash straight-line lease expense	(112)	—	—	(112)
	1,600	(2,962)	—	(1,362)

Adjusted FFO attributable to common stockholders	$62,322	$(3,663)	$(992)	$57,667

FFO attributable to common stockholders per diluted share	$0.29			$0.28

Adjusted FFO attributable to common stockholders per diluted share	$0.30			$0.28

Basic weighted average shares outstanding	207,604			207,604
Shares associated with unvested restricted stock awards	263			263
Diluted weighted average shares outstanding	207,867			207,867

*Footnotes on page 34

CORPORATE FINANCIAL INFORMATION	Page 31

Supplemental Financial Information August 8, 2016

Pro Forma Reconciliation of Net Income to EBITDA and Adjusted EBITDA
FY 2015

	Year Ended December 31, 2015
			Disposition:	Disposition:	Disposition:	Disposition:
		Discontinued	Preferred	BuyEfficient,	Doubletree	Sheraton	Pro
(In thousands, except per share amounts)	Actual (1)	Operations (7)	Equity (2)	LLC (3)	Times Square (4)	Cerritos (5)	Forma (6)

Net income	$355,519	$(15,895)	$(1,558)	$(10,610)	$(214,573)	$(2,351)	$110,532
Operations held for investment:
Depreciation and amortization	164,716	—	—	(729)	(5,868)	(1,631)	156,488
Amortization of lease intangibles	3,791	—	—	—	(3,538)	—	253
Interest expense	66,516	—	—	—	(6,550)	—	59,966
Income tax provision	1,434	—	—	(720)	—	—	714
Noncontrolling interests:
Income from consolidated joint ventures attributable to noncontrolling interests	(8,164)	—	—	—	—	—	(8,164)
Depreciation and amortization	(3,432)	—	—	—	—	—	(3,432)
Interest expense	(1,537)	—	—	—	—	—	(1,537)
Discontinued operations:
Income tax provision	105	(105)	—	—	—	—	—
EBITDA	578,948	(16,000)	(1,558)	(12,059)	(230,529)	(3,982)	314,820

Operations held for investment:
Amortization of deferred stock compensation	6,536	—	—	—	—	—	6,536
Amortization of favorable and unfavorable contracts, net	(1,623)	—	—	—	—	—	(1,623)
Noncash straight-line lease expense	1,987	—	—	—	(108)	—	1,879
Capital lease obligation interest - cash ground rent	(1,404)	—	—	—	—	—	(1,404)
Gain on sale of assets, net	(226,234)	—	—	11,682	214,535	—	(17)
Severance costs associated with sale of BuyEfficient	1,636	—	—	(1,636)	—	—	—
Loss on extinguishment of debt	2,964	—	—	—	(2,936)	—	28
Gain on redemption of note receivable	(939)	—	—	—	—	—	(939)
Prior year property tax adjustments, net	(865)	—	—	—	—	—	(865)
Property-level restructuring, severance and management transition costs	1,219	—	—	—	—	—	1,219
Lease termination costs	300	—	—	—	—	—	300
Costs associated with CEO severance	5,257	—	—	—	—	—	5,257
Noncontrolling interests:
Noncash straight-line lease expense	(450)	—	—	—	—	—	(450)
Discontinued operations:
Gain on sale of assets, net	(16,000)	16,000	—	—	—	—	—
	(227,616)	16,000	—	10,046	211,491	—	9,921

Adjusted EBITDA	$351,332	$—	$(1,558)	$(2,013)	$(19,038)	$(3,982)	$324,741

*Footnotes on page 34

CORPORATE FINANCIAL INFORMATION	Page 32

Supplemental Financial Information August 8, 2016

Pro Forma Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders
FY 2015

	Year Ended December 31, 2015
			Disposition:	Disposition:	Disposition:	Disposition:
		Discontinued	Preferred	BuyEfficient,	Doubletree	Sheraton	Pro
(In thousands, except per share amounts)	Actual (1)	Operations (7)	Equity (2)	LLC (3)	Times Square (4)	Cerritos (5)	Forma (6)

Net income	$355,519	$(15,895)	$(1,558)	$(10,610)	$(214,573)	$(2,351)	$110,532
Preferred stock dividends	(9,200)	—	—	—	—	—	(9,200)
Operations held for investment:
Real estate depreciation and amortization	163,361	—	—	—	(5,868)	(1,631)	155,862
Amortization of lease intangibles	3,791	—	—	—	(3,538)	—	253
Gain on sale of assets, net	(226,234)	—	—	11,682	214,535	—	(17)
Noncontrolling interests:
Income from consolidated joint ventures attributable to noncontrolling interests	(8,164)	—	—	—	—	—	(8,164)
Real estate depreciation and amortization	(3,432)	—	—	—	—	—	(3,432)
Discontinued operations:
Gain on sale of assets, net	(16,000)	16,000	—	—	—	—	—
FFO attributable to common stockholders	259,641	105	(1,558)	1,072	(9,444)	(3,982)	245,834

Operations held for investment:
Write-off of deferred financing fees	455	—	—	—	—	—	455
Amortization of favorable and unfavorable contracts, net	(1,623)	—	—	—	—	—	(1,623)
Noncash straight-line lease expense	1,987	—	—	—	(108)	—	1,879
Noncash interest related to gain on derivatives, net	(309)	—	—	—	-	—	(309)
Loss on extinguishment of debt	2,964	—	—	—	(2,936)	—	28
Gain on redemption of note receivable	(939)	—	—	—	—	—	(939)
Prior year property tax adjustments, net	(865)	—	—	—	—	—	(865)
Property-level restructuring, severance and management transition costs	1,219	—	—	—	—	—	1,219
Lease termination costs	300	—	—	—	—	—	300
Costs associated with CEO severance	5,257	—	—	—	—	—	5,257
Amortization of deferred stock compensation associated with CEO severance	1,623	—	—	—	—	—	1,623
Severance costs associated with sale of BuyEfficient	1,636	—	—	(1,636)	—	—	—
Income tax provision related to gain on sale of BuyEfficient	720	—	—	(720)	—	—	—
Noncontrolling interests:
Noncash straight-line lease expense	(450)	—	—	—	—	—	(450)
Noncash interest related to loss on derivative, net	(3)	—	—	—	—	—	(3)
Discontinued operations:
Income tax provision	105	(105)	—	—	—	—	—
	12,077	(105)	—	(2,356)	(3,044)	—	6,572

Adjusted FFO attributable to common stockholders	$271,718	$—	$(1,558)	$(1,284)	$(12,488)	$(3,982)	$252,406

FFO attributable to common stockholders per diluted share	$1.25						$1.18

Adjusted FFO attributable to common stockholders per diluted share	$1.31						$1.22

Basic weighted average shares outstanding	207,350						207,350
Shares associated with unvested restricted stock awards	262						262
Diluted weighted average shares outstanding	207,612						207,612

*Footnotes on page 34

CORPORATE FINANCIAL INFORMATION	Page 33

Supplemental Financial Information August 8, 2016

Pro Forma Reconciliation of Net Income to EBITDA, Adjusted EBITDA, FFO and
Adjusted FFO Attributable to Common Stockholders

2015 Footnotes

(1)	Actual represents the Company's ownership results as reported for the respective periods.
(2)

Disposition: Preferred Equity represents the reduction of interest income from the 11% dividend on the $25.0 million preferred equity investment that the Company retained on the January 2013 disposition of the Rochester Portfolio due to its sale on July 24, 2015.

(3)	Disposition: BuyEfficient, LLC represents the Company's ownership results from its electronic purchasing platform that was sold on September 30, 2015.
(4)	Disposition: Doubletree Times Square represents the Company's ownership results from the Doubletree Guest Suites Times Square that was sold on December 18, 2015.
(5)	Disposition: Sheraton Cerritos represents the Company's ownership results from the Sheraton Cerritos that was sold on May 10, 2016.
(6)	Pro Forma represents the Company's ownership results for the pro forma 28 hotel portfolio.
(7)	Discontinued Operations represents the recognition of a net deferred gain on the January 2013 sale of the Rochester Portfolio.

CORPORATE FINANCIAL INFORMATION	Page 34

Supplemental Financial Information August 8, 2016

EARNINGS GUIDANCE

EARNINGS GUIDANCE	Page 35

Supplemental Financial Information August 8, 2016

Earnings Guidance for Q3 and FY 2016

The Company is providing guidance at this time, but does not undertake to make updates for any unanticipated developments in its business or changes in the operating environment.  Achievement of the anticipated results is subject to risks and uncertainties, including those disclosed in the Company’s filings with the Securities and Exchange Commission. The Company’s guidance does not take into account the impact of any unanticipated developments in its business or changes in its operating environment, nor does it take into account any unannounced hotel acquisitions, dispositions, re-brandings, management changes, transition costs, severance costs associated with restructuring hotel services, early lease termination costs, prior year property tax adjustments and fees, debt repurchases/repayments, perpetual preferred redemptions or unannounced financings during 2016.

For the third quarter of 2016, the Company expects:

Metric	Quarter Ended September 30, 2016 Guidance (1)
Net Income ($ millions)	$32 - $35
Total Portfolio Hotel RevPAR Growth	+ 0.0% - 2.0%
Comparable Hotel RevPAR Growth (2)	+ 1.5% - 3.5%
Adjusted EBITDA ($ millions)	$83 - $86
Adjusted FFO Attributable to Common Stockholders ($ millions)	$66 - $69
Adjusted FFO Attributable to Common Stockholders per Diluted Share	$0.31 - $0.32
Diluted Weighted Average Shares Outstanding	215,700,000

For the full year of 2016, the Company expects:

Metric	Full Year 2016 Guidance (3)	Adjustments (4)	Adjusted Prior Full Year 2016 Guidance	Current Full Year 2016 Guidance (1)	Change in Full Year 2016 Guidance Midpoint
Net Income ($ millions)	$104 - $124	$16.3	$121 - $140	$119 - $133	-$4.5
Total Portfolio Hotel RevPAR Growth	+ 1.5% - 4.0%	̶	+ 1.5% - 4.0%	+ 0.0% - 2.0%	-1.8%
Comparable Hotel RevPAR Growth (2)	+ 2.5% - 5.0%	̶	+ 2.5% - 5.0%	+ 0.5% - 2.5%	-2.3%
Adjusted EBITDA ($ millions)	$324 - $345	-$2.9	$321 - $342	$318 - $332	-$6.5
Adjusted FFO Attributable to Common Stockholders ($ millions)	$255 - $275	-$2.9	$253 - $272	$249 - $262	-$7.0
Adjusted FFO Attributable to Common Stockholders per Diluted Share	$1.19 - $1.28	-$0.01	$1.18 - $1.27	$1.16 - $1.22	-$0.04
Diluted Weighted Average Shares Outstanding	215,100,000	̶	215,100,000	215,000,000	-100,000

(1)	See page 38 for a detailed reconciliation.
(2)	Comparable Hotel RevPAR Growth excludes the Wailea Beach Marriott Resort & Spa due to the hotel’s repositioning during 2016.
(3)	Represents guidance presented on May 2, 2016.
(4)	Adjustments include the effects of the Company's sale of the Sheraton Cerritos, which occurred in May 2016.

EARNINGS GUIDANCE	Page 36

Supplemental Financial Information August 8, 2016

Earnings Guidance for Q3 and FY 2016

Third quarter and full year 2016 guidance are based in part on the following assumptions:

•

Full year revenue disruption of $10.0 million to $12.0 million, related to the repositioning at the Wailea Beach Marriott Resort & Spa, which is expected to negatively impact full year Total Portfolio Hotel RevPAR by 75 to 100 basis points.

•	Guarantee payment of $5.0 million related to the Wailea Beach Marriott Resort & Spa recorded in the fourth quarter.
•

Full year Comparable Hotel Adjusted EBITDA Margin reduction of approximately 50 to 0 basis points, which excludes the Wailea Beach Marriott Resort & Spa and any guarantee payments, but does reflect the impact related to the end of the ground lease rent abatement at the Hilton San Diego Bayfront.

•	Full year consolidated EBITDA includes approximately $6.0 million of expense related to the end of the ground lease rent abatement at the Hilton San Diego Bayfront.
•	Full year corporate overhead expense (excluding deferred stock amortization and one-time expenses related to acquisition closing costs) of approximately $20.0 million to $21.0 million.
•	Full year amortization of deferred stock compensation expense of approximately $7.0 million to $7.4 million.
•

Full year interest expense of approximately $60.2 million to $61.4 million, including approximately $2.2 million in amortization of deferred financing fees and $9.2 million of noncash interest related to loss on derivatives, and excluding approximately $1.4 million of capital lease obligation interest.

•

Full year expense of approximately $2.6 million in one-time costs related to property-level restructuring, severance, management transition and lease termination costs, the majority of which occurred during the first and second quarters. These expenses have been excluded from both Adjusted EBITDA and Adjusted FFO attributable to common stockholders.

•

Full year total preferred dividends of $11.9 million, which includes the Series D, Series E and Series F cumulative redeemable preferred stock, but excludes the $4.1 million redemption charge on the Series D.

EARNINGS GUIDANCE	Page 37

Supplemental Financial Information August 8, 2016

Reconciliation of Net Income to Adjusted EBITDA and Adjusted FFO Attributable to Common Stockholders
Q3 and FY 2016

Reconciliation of Net Income to Adjusted EBITDA

	Quarter Ended		Year Ended
	September 30, 2016		December 31, 2016
(In thousands, except per share data)	Low	High	Low	High

Net income	$31,800	$35,200	$119,200	$133,100
Depreciation and amortization	40,300	40,300	161,200	161,200
Amortization of lease intangibles	100	100	300	300
Interest expense	12,500	12,500	60,200	61,400
Income tax provision	200	200	900	900
Noncontrolling interest	(3,400)	(3,800)	(11,800)	(13,000)
Amortization of deferred stock compensation	1,500	1,500	7,200	7,200
Noncash straight-line lease expense	400	400	1,600	1,600
Capital lease obligation interest - cash ground rent	(400)	(400)	(1,400)	(1,400)
Gain on sale of assets	—	—	(18,200)	(18,200)
Loss on extinguishment of debt	—	—	300	300
Prior year property tax adjustments, net	—	—	(4,000)	(4,000)
Property-level restructuring, severance, management transition and lease termination costs	—	—	2,600	2,600
Adjusted EBITDA	$83,000	$86,000	$318,100	$332,000

Reconciliation of Net Income to Adjusted FFO Attributable to Common Stockholders

Net income	$31,800	$35,200	$119,200	$133,100
Preferred stock dividends	(3,200)	(3,200)	(11,900)	(11,900)
Real estate depreciation and amortization	40,100	40,100	160,600	160,600
Amortization of lease intangibles	100	100	300	300
Noncontrolling interest	(2,900)	(3,500)	(10,300)	(11,700)
Noncash straight-line lease expense	400	400	1,600	1,600
Noncash interest related to loss on derivatives, net	—	—	9,200	9,200
Gain on sale of assets	—	—	(18,200)	(18,200)
Loss on extinguishment of debt	—	—	300	300
Prior year property tax adjustments, net	—	—	(4,000)	(4,000)
Property-level restructuring, severance, management transition and lease termination costs	—	—	2,600	2,600
Adjusted FFO attributable to common stockholders	$66,300	$69,100	$249,400	$261,900

Adjusted FFO attributable to common stockholders per diluted share	$0.31	$0.32	$1.16	$1.22

Diluted weighted average shares outstanding	215,700	215,700	215,000	215,000

EARNINGS GUIDANCE	Page 38

Supplemental Financial Information August 8, 2016

CAPITALIZATION

CAPITALIZATION	Page 39

Supplemental Financial Information August 8, 2016

Comparative Capitalization
Q2 2016 – Q2 2015

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
(In thousands, except per share data)	2016	2016	2015	2015	2015

Common Share Price & Dividends
At the end of the quarter	$12.07	$14.00	$12.49	$13.23	$15.01
High during quarter ended	$13.85	$14.00	$14.99	$15.97	$17.08
Low during quarter ended	$11.37	$10.13	$12.49	$12.96	$14.63
Common dividends per share (1)	$0.05	$0.05	$1.26	$0.05	$0.05

Common Shares & Units
Common shares outstanding	216,576	216,517	208,591	208,591	208,697
Units outstanding	—	—	—	—	—
Total common shares and units outstanding	216,576	216,517	208,591	208,591	208,697

Capitalization
Market value of common equity	$2,614,067	$3,031,238	$2,605,298	$2,759,655	$3,132,541
Liquidation value of preferred equity - Series D (2)	—	115,000	115,000	115,000	115,000
Liquidation value of preferred equity - Series E	115,000	115,000	—	—	—
Liquidation value of preferred equity - Series F	75,000	—	—	—	—
Consolidated debt (3) (4)	1,008,034	1,083,922	1,087,265	1,311,996	1,318,657
Consolidated total capitalization	3,812,101	4,345,160	3,807,563	4,186,651	4,566,198

Noncontrolling interest in consolidated debt (4)	(55,974)	(56,164)	(56,352)	(56,536)	(56,718)
Pro rata total capitalization	$3,756,127	$4,288,996	$3,751,211	$4,130,115	$4,509,480

Consolidated debt to total capitalization	26.4%	24.9%	28.6%	31.3%	28.9%
Pro rata debt to pro rata total capitalization	25.3%	24.0%	27.5%	30.4%	28.0%
Consolidated debt and preferred equity to total capitalization	31.4%	30.2%	31.6%	34.1%	31.4%
Pro rata debt and preferred equity to total capitalization	30.4%	29.3%	30.5%	33.2%	30.5%

(1)	Fourth quarter 2015 dividends were paid in a combination of cash and shares of the Company's common stock, pursuant to elections by individual stockholders.
(2)	In April 2016, the Company redeemed all 4,600,000 shares of its Series D preferred stock at a price equal to the liquidation value of $115.0 million.
(3)

Third quarter 2015 includes the effects of the Company's $85.0 million draw of the total available funds provided by the unsecured term loan under the Company's credit facility on October 29, 2015, as well as the use of these funds, along with cash on hand, on October 30, 2015 to repay the loan secured by the Renaissance Harborplace, which balance was $86.2 million on September 30, 2015. Fourth quarter 2015 includes the effects of the Company's $100.0 million draw of the total available funds provided by an unsecured term loan on January 29, 2016, as well as the use of these funds, along with cash on hand, on February 1, 2016 to repay the loan secured by the Boston Park Plaza, which balance was $114.2 million on December 31, 2015.

(4)

Represents the outstanding debt principal balance and excludes the effects of the adoption of Accounting Standards Update No. 2015-03 to present debt issuance costs as a deduction from the corresponding debt liability.

CAPITALIZATION	Page 40

Supplemental Financial Information August 8, 2016

Consolidated Debt Summary Schedule

(In thousands)		Interest Rate /	Maturity	June 30, 2016	Balance At
Debt	Collateral	Spread	Date	Balance	Maturity

Fixed Rate Debt
Secured Mortgage Debt	Embassy Suites Chicago	5.58%	03/01/2017	$66,947	$65,756
Secured Mortgage Debt	Marriott Boston Long Wharf	5.58%	04/11/2017	176,000	176,000
Secured Mortgage Debt	Hilton Times Square	4.97%	11/01/2020	84,297	76,145
Secured Mortgage Debt	Renaissance Washington DC	5.95%	05/01/2021	120,699	106,855
Term Loan Facility	Unsecured	3.39%	09/03/2022	85,000	85,000
Term Loan Facility	Unsecured	3.65%	01/31/2023	100,000	100,000
Secured Mortgage Debt	JW Marriott New Orleans	4.15%	12/11/2024	87,744	72,071
Secured Mortgage Debt	Embassy Suites La Jolla	4.12%	01/06/2025	63,451	51,987
Total Fixed Rate Debt				784,138	733,814
Secured Mortgage Debt	Hilton San Diego Bayfront	L + 2.25%	08/08/2019	223,896	213,513
Credit Facility	Unsecured	L + 1.55% - 2.30%	04/02/2019	—	—
Total Variable Rate Debt				223,896	213,513

TOTAL CONSOLIDATED DEBT				$1,008,034	$947,327

Preferred Stock
Series E cumulative redeemable preferred		6.95%	perpetual	$115,000
Series F cumulative redeemable preferred		6.45%	perpetual	75,000
Total Preferred Stock				$190,000

Debt Statistics
% Fixed Rate Debt				77.8%
% Floating Rate Debt				22.2%
Average Interest Rate (1)				4.34%
Weighted Average Maturity of Debt				4.3 years

(1)	Average Interest Rate on the variable-rate debt obligation is calculated based on the variable rate at June 30, 2016, and includes the effect of the Company's interest rate derivative agreement.

CAPITALIZATION	Page 41

Supplemental Financial Information August 8, 2016

Consolidated Amortization and Debt Maturity Schedule

(1)

Percent of Current Total Capitalization is calculated by dividing the sum of scheduled principal amortization and maturity payments by the June 30, 2016 consolidated total capitalization as presented on page 40.

CAPITALIZATION	Page 42

Supplemental Financial Information August 8, 2016

PROPERTY-LEVEL DATA

PROPERTY-LEVEL DATA	Page 43

Supplemental Financial Information August 8, 2016

Hotel Information as of June 30, 2016

Hotel		Location	Brand	Number of Rooms	% of Total Rooms	Ownership Interest	Interest	Leasehold Maturity (1)	Year Acquired

1	Hilton San Diego Bayfront	California	Hilton	1,190	8.72%	75%	Leasehold	2071	2011
2	Boston Park Plaza	Massachusetts	Independent	1,060	7.77%	100%	Fee Simple		2013
3	Renaissance Washington DC	Washington DC	Marriott	807	5.91%	100%	Fee Simple		2005
4	Hyatt Regency San Francisco	California	Hyatt	804	5.89%	100%	Fee Simple		2013
5	Renaissance Orlando at SeaWorld® (2)	Florida	Marriott	781	5.72%	85%	Fee Simple		2005
6	Renaissance Harborplace	Maryland	Marriott	622	4.56%	100%	Fee Simple		2005
7	Wailea Beach Marriott Resort & Spa	Hawaii	Marriott	543	3.98%	100%	Fee Simple		2014
8	Renaissance Los Angeles Airport	California	Marriott	501	3.67%	100%	Fee Simple		2007
9	JW Marriott New Orleans (3)	Louisiana	Marriott	501	3.67%	100%	Leasehold	2081	2011
10	Hilton North Houston	Texas	Hilton	480	3.52%	100%	Fee Simple		2002
11	Marriott Quincy	Massachusetts	Marriott	464	3.40%	100%	Fee Simple		2007
12	Hilton Times Square	New York	Hilton	460	3.37%	100%	Leasehold	2091	2006
13	Fairmont Newport Beach	California	Fairmont	444	3.25%	100%	Fee Simple		2005
14	Hyatt Chicago Magnificent Mile	Illinois	Hyatt	419	3.07%	100%	Leasehold	2097	2012
15	Marriott Boston Long Wharf	Massachusetts	Marriott	412	3.02%	100%	Fee Simple		2007
16	Hyatt Regency Newport Beach	California	Hyatt	407	2.98%	100%	Leasehold	2048	2002
17	Marriott Tysons Corner	Virginia	Marriott	396	2.90%	100%	Fee Simple		2002
18	Marriott Houston	Texas	Marriott	390	2.86%	100%	Fee Simple		2002
19	Renaissance Long Beach	California	Marriott	374	2.74%	100%	Fee Simple		2005
20	Embassy Suites Chicago	Illinois	Hilton	368	2.70%	100%	Fee Simple		2002
21	Hilton Garden Inn Chicago Downtown/Magnificent Mile	Illinois	Hilton	361	2.65%	100%	Fee Simple		2012
22	Renaissance Westchester	New York	Marriott	348	2.55%	100%	Fee Simple		2010
23	Embassy Suites La Jolla	California	Hilton	340	2.49%	100%	Fee Simple		2006
24	Marriott Philadelphia	Pennsylvania	Marriott	289	2.12%	100%	Fee Simple		2002
25	Hilton New Orleans St. Charles	Louisiana	Hilton	252	1.85%	100%	Fee Simple		2013
26	Marriott Portland	Oregon	Marriott	249	1.82%	100%	Fee Simple		2000
27	Marriott Park City	Utah	Marriott	199	1.46%	100%	Fee Simple		1999
28	Courtyard by Marriott Los Angeles	California	Marriott	187	1.37%	100%	Leasehold	2096	1999

	Total portfolio			13,648	100%

(1)	Assumes the full exercise of all lease extensions.
(2)

Financial statements reflect a 100% economic interest in the Renaissance Orlando at SeaWorld®, of which the Company owns 85% of a joint venture that owns the leasehold interest in the hotel.  Pursuant to certain partnership loans, the Company recognizes, and expects to continue to recognize, 100% of all economics from the property. In addition, the Company owns 100% of the fee interest in a wholly owned entity held outside the partnership.

(3)

Hotel is subject to a ground lease that expires in 2081. In addition, it is also subject to a municipal air rights lease that matures in 2044 that applies only to certain balcony space and is not integral to the hotel operation.

PROPERTY-LEVEL DATA	Page 44

Supplemental Financial Information August 8, 2016

PROPERTY-LEVEL OPERATING STATISTICS

PROPERTY-LEVEL OPERATING STATISTICS	Page 45

Supplemental Financial Information August 8, 2016

Property-Level Operating Statistics

Q2 2016/2015

	Hotels sorted by number of rooms	ADR			Occupancy			RevPAR
		For the Three Months Ended June 30,			For the Three Months Ended June 30,			For the Three Months Ended June 30,
		2016	2015	Variance	2016	2015	Variance	2016	2015	Variance
1	Hilton San Diego Bayfront	$235.39	$236.37	-0.4%	88.2%	89.9%	-1.9%	$207.61	$212.50	-2.3%
2	Boston Park Plaza (1)	$220.24	$210.56	4.6%	83.9%	92.0%	-8.8%	$184.78	$193.72	-4.6%
3	Renaissance Washington DC	$240.50	$238.75	0.7%	90.0%	87.8%	2.5%	$216.45	$209.62	3.3%
4	Hyatt Regency San Francisco	$300.32	$280.77	7.0%	93.9%	92.9%	1.1%	$282.00	$260.84	8.1%
5	Renaissance Orlando at SeaWorld ®	$154.75	$140.80	9.9%	83.7%	79.1%	5.8%	$129.53	$111.37	16.3%
6	Renaissance Harborplace	$192.94	$184.43	4.6%	83.1%	71.3%	16.5%	$160.33	$131.50	21.9%
7	Renaissance Los Angeles Airport	$158.11	$143.25	10.4%	89.9%	90.6%	-0.8%	$142.14	$129.78	9.5%
8	JW Marriott New Orleans	$211.24	$208.97	1.1%	87.3%	87.4%	-0.1%	$184.41	$182.64	1.0%
9	Hilton North Houston	$107.26	$118.06	-9.1%	84.4%	85.0%	-0.7%	$90.53	$100.35	-9.8%
10	Marriott Quincy	$168.21	$168.15	0.0%	87.5%	82.1%	6.6%	$147.18	$138.05	6.6%
11	Hilton Times Square	$302.63	$322.43	-6.1%	99.3%	99.6%	-0.3%	$300.51	$321.14	-6.4%
12	Fairmont Newport Beach	$159.87	$159.06	0.5%	78.6%	77.3%	1.7%	$125.66	$122.95	2.2%
13	Hyatt Chicago Magnificent Mile	$232.33	$231.77	0.2%	89.6%	92.5%	-3.1%	$208.17	$214.39	-2.9%
14	Marriott Boston Long Wharf	$339.32	$352.64	-3.8%	90.2%	90.0%	0.2%	$306.07	$317.38	-3.6%
15	Hyatt Regency Newport Beach	$173.77	$169.53	2.5%	81.0%	86.4%	-6.2%	$140.75	$146.47	-3.9%
16	Marriott Tysons Corner	$152.79	$153.99	-0.8%	91.0%	86.2%	5.6%	$139.04	$132.74	4.7%
17	Marriott Houston	$105.05	$124.84	-15.9%	92.8%	84.5%	9.8%	$97.49	$105.49	-7.6%
18	Renaissance Long Beach	$187.91	$168.64	11.4%	78.8%	81.8%	-3.7%	$148.07	$137.95	7.3%
19	Embassy Suites Chicago	$234.68	$251.33	-6.6%	93.0%	94.0%	-1.1%	$218.25	$236.25	-7.6%
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile	$207.04	$218.10	-5.1%	89.7%	90.7%	-1.1%	$185.71	$197.82	-6.1%
21	Renaissance Westchester	$161.15	$149.99	7.4%	83.1%	85.5%	-2.8%	$133.92	$128.24	4.4%
22	Embassy Suites La Jolla	$182.92	$184.78	-1.0%	83.7%	84.5%	-0.9%	$153.10	$156.14	-1.9%
23	Marriott Philadelphia	$171.10	$186.06	-8.0%	82.9%	77.9%	6.4%	$141.84	$144.94	-2.1%
24	Hilton New Orleans St. Charles	$187.48	$185.68	1.0%	90.6%	86.7%	4.5%	$169.86	$160.98	5.5%
25	Marriott Portland	$195.83	$198.76	-1.5%	93.2%	86.6%	7.6%	$182.51	$172.13	6.0%
26	Marriott Park City	$117.42	$118.67	-1.1%	48.8%	45.2%	8.0%	$57.30	$53.64	6.8%
27	Courtyard by Marriott Los Angeles	$178.90	$157.97	13.2%	97.2%	96.0%	1.3%	$173.89	$151.65	14.7%

	Comparable Portfolio (2)	$206.26	$205.24	0.5%	87.1%	86.4%	0.8%	$179.65	$177.33	1.3%

	Add: Non-Comparable Hotel (3)
	Wailea Beach Marriott Resort & Spa (1)	$254.05	$258.86	-1.9%	72.1%	86.8%	-16.9%	$183.17	$224.69	-18.5%

	28 Hotel Portfolio (4)	$207.85	$207.39	0.2%	86.5%	86.4%	0.1%	$179.79	$179.18	0.3%
(1)	Operating statistics for the second quarter of 2016 are impacted by major renovations at the Boston Park Plaza and the Wailea Beach Marriott Resort & Spa.
(2)

Comparable Portfolio includes 27 of the 28 hotels held for investment by the Company as of June 30, 2016. The Comparable Portfolio excludes the Wailea Beach Marriott Resort & Spa due to its extensive renovation during the fourth quarter of 2015 as well as all of 2016.

(3)

Non-Comparable Hotel includes the results generated by the Wailea Beach Marriott Resort & Spa, which is considered non-comparable due to its extensive renovation during the fourth quarter of 2015 as well as all of 2016.

(4)	28 Hotel Portfolio includes all 28 hotels held for investment as of June 30, 2016.

PROPERTY-LEVEL OPERATING STATISTICS	Page 46

Supplemental Financial Information August 8, 2016

Property-Level Operating Statistics

Q2 YTD 2016/2015

	Hotels sorted by number of rooms	ADR			Occupancy			RevPAR
		For the Six Months Ended June 30,			For the Six Months Ended June 30,			For the Six Months Ended June 30,
		2016	2015	Variance	2016	2015	Variance	2016	2015	Variance
1	Hilton San Diego Bayfront	$233.39	$231.56	0.8%	87.5%	89.4%	-2.1%	$204.22	$207.01	-1.4%
2	Boston Park Plaza (1)	$189.44	$183.39	3.3%	70.0%	74.6%	-6.2%	$132.61	$136.81	-3.1%
3	Renaissance Washington DC	$231.95	$229.84	0.9%	82.9%	81.2%	2.1%	$192.29	$186.63	3.0%
4	Hyatt Regency San Francisco	$308.72	$277.28	11.3%	90.5%	89.0%	1.7%	$279.39	$246.78	13.2%
5	Renaissance Orlando at SeaWorld ®	$170.21	$158.11	7.7%	81.8%	78.7%	3.9%	$139.23	$124.43	11.9%
6	Renaissance Harborplace	$172.82	$164.86	4.8%	75.1%	70.5%	6.5%	$129.79	$116.23	11.7%
7	Renaissance Los Angeles Airport	$157.57	$143.01	10.2%	90.2%	89.5%	0.8%	$142.13	$127.99	11.0%
8	JW Marriott New Orleans	$210.06	$212.31	-1.1%	85.0%	86.9%	-2.2%	$178.55	$184.50	-3.2%
9	Hilton North Houston	$109.09	$118.17	-7.7%	83.0%	85.3%	-2.7%	$90.54	$100.80	-10.2%
10	Marriott Quincy	$159.47	$158.74	0.5%	77.2%	71.5%	8.0%	$123.11	$113.50	8.5%
11	Hilton Times Square	$260.95	$274.74	-5.0%	99.0%	99.5%	-0.5%	$258.34	$273.37	-5.5%
12	Fairmont Newport Beach	$160.38	$158.39	1.3%	77.7%	78.3%	-0.8%	$124.62	$124.02	0.5%
13	Hyatt Chicago Magnificent Mile	$192.60	$196.13	-1.8%	75.1%	79.2%	-5.2%	$144.64	$155.33	-6.9%
14	Marriott Boston Long Wharf	$296.28	$303.51	-2.4%	83.8%	84.3%	-0.6%	$248.28	$255.86	-3.0%
15	Hyatt Regency Newport Beach	$171.21	$163.37	4.8%	80.2%	85.2%	-5.9%	$137.31	$139.19	-1.4%
16	Marriott Tysons Corner	$149.60	$152.61	-2.0%	81.1%	79.9%	1.5%	$121.33	$121.94	-0.5%
17	Marriott Houston	$107.26	$125.33	-14.4%	88.6%	83.5%	6.1%	$95.03	$104.65	-9.2%
18	Renaissance Long Beach	$186.80	$167.76	11.3%	78.4%	80.2%	-2.2%	$146.45	$134.54	8.9%
19	Embassy Suites Chicago	$190.77	$204.00	-6.5%	85.3%	88.0%	-3.1%	$162.73	$179.52	-9.4%
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile	$172.37	$180.56	-4.5%	75.2%	80.2%	-6.2%	$129.62	$144.81	-10.5%
21	Renaissance Westchester	$150.92	$144.44	4.5%	76.2%	78.0%	-2.3%	$115.00	$112.66	2.1%
22	Embassy Suites La Jolla	$183.31	$178.42	2.7%	82.7%	84.6%	-2.2%	$151.60	$150.94	0.4%
23	Marriott Philadelphia	$166.13	$175.17	-5.2%	71.1%	71.3%	-0.3%	$118.12	$124.90	-5.4%
24	Hilton New Orleans St. Charles	$186.03	$189.81	-2.0%	88.8%	86.5%	2.7%	$165.19	$164.19	0.6%
25	Marriott Portland	$184.22	$186.62	-1.3%	88.4%	84.1%	5.1%	$162.85	$156.95	3.8%
26	Marriott Park City	$194.53	$192.77	0.9%	65.9%	64.0%	3.0%	$128.20	$123.37	3.9%
27	Courtyard by Marriott Los Angeles	$177.76	$157.11	13.1%	97.6%	95.0%	2.7%	$173.49	$149.25	16.2%

	Comparable Portfolio (2)	$196.94	$193.98	1.5%	82.1%	82.3%	-0.2%	$161.69	$159.65	1.3%

	Add: Non-Comparable Hotel (3)
	Wailea Beach Marriott Resort & Spa (1)	$276.94	$284.25	-2.6%	82.0%	90.4%	-9.3%	$227.09	$256.96	-11.6%

	28 Hotel Portfolio (4)	$200.12	$197.91	1.1%	82.1%	82.6%	-0.6%	$164.30	$163.47	0.5%
(1)

Operating statistics for the first six months of 2016 are impacted by major renovations at the Boston Park Plaza and the Wailea Beach Marriott Resort & Spa. Operating statistics for the first six months of 2015 are impacted by a major renovation at the Boston Park Plaza.

(2)

Comparable Portfolio includes 27 of the 28 hotels held for investment by the Company as of June 30, 2016. The Comparable Portfolio excludes the Wailea Beach Marriott Resort & Spa due to its extensive renovation during the fourth quarter of 2015 as well as all of 2016.

(3)

Non-Comparable Hotel includes the results generated by the Wailea Beach Marriott Resort & Spa, which is considered non-comparable due to its extensive renovation during the fourth quarter of 2015 as well as all of 2016.

(4)	28 Hotel Portfolio includes all 28 hotels held for investment as of June 30, 2016.

PROPERTY-LEVEL OPERATING STATISTICS	Page 47

Supplemental Financial Information August 8, 2016

OPERATING STATISTICS BY BRAND & GEOGRAPHY

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 48

Supplemental Financial Information August 8, 2016

Comparable Portfolio Operating Statistics by Brand
Q2 and YTD 2016/2015

		For the Three Months Ended June 30,
		2016			2015
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
Marriott (1)	15	86.2%	$188.47	$162.46	82.8%	$185.80	$153.84	5.6%
Hilton (2)	7	89.6%	$217.13	$194.55	90.3%	$224.96	$203.14	-4.2%
Hyatt	3	89.6%	$254.27	$227.83	91.2%	$241.67	$220.40	3.4%
Other (3)	2	82.4%	$203.24	$167.47	87.7%	$197.10	$172.86	-3.1%

Comparable Portfolio (4)	27	87.1%	$206.26	$179.65	86.4%	$205.24	$177.33	1.3%

28 Hotel Portfolio (5)	28	86.5%	$207.85	$179.79	86.4%	$207.39	$179.18	0.3%

		For the Six Months Ended June 30,
		2016			2015
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
Marriott (1)	15	81.6%	$183.67	$149.87	79.8%	$180.75	$144.24	3.9%
Hilton (2)	7	86.5%	$202.71	$175.34	88.4%	$207.06	$183.04	-4.2%
Hyatt	3	84.0%	$249.22	$209.34	85.5%	$229.64	$196.34	6.6%
Other (3)	2	72.3%	$180.21	$130.29	75.7%	$175.73	$133.03	-2.1%

Comparable Portfolio (4)	27	82.1%	$196.94	$161.69	82.3%	$193.98	$159.65	1.3%

28 Hotel Portfolio (5)	28	82.1%	$200.12	$164.30	82.6%	$197.91	$163.47	0.5%

(1)	Marriott excludes the Wailea Beach Marriott Resort & Spa due to its extensive renovation during the fourth quarter of 2015 as well as all of 2016.
(2)	Hilton excludes the Doubletree Guest Suites Times Square sold December 18, 2015.
(3)	Other includes the Fairmont Newport Beach and the Boston Park Plaza. Other excludes the Sheraton Cerritos sold May 10, 2016.
(4)

Comparable Portfolio includes 27 of the 28 hotels held for investment by the Company as of June 30, 2016. The Comparable Portfolio excludes the Wailea Beach Marriott Resort & Spa due to its extensive renovation during the fourth quarter of 2015 as well as all of 2016.

(5)	28 Hotel Portfolio includes all 28 hotels held for investment as of June 30, 2016.

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 49

Supplemental Financial Information August 8, 2016

Comparable Portfolio Property-Level Trailing 12 Month Adjusted EBITDA Contribution by Brand

Fairmont
2.2%
Hyatt
14.7%
Marriott
46.5%
Hilton
30.4%
Independent
6.2%
Renaissance 23.3%
Marriott 17.9%
JW Marriott 3.9%
Courtyard 1.4%
Hotels 15
Rooms 6,520
Hilton 21.7%
Embassy Suites 6.4%
Hilton Garden Inn 2.3%
Hotels 7
Rooms 3,451

Note: Includes 27 hotel Comparable Portfolio

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 50

Supplemental Financial Information August 8, 2016

Comparable Portfolio Operating Statistics by Region
Q2 and YTD 2016/2015

		For the Three Months Ended June 30,
		2016			2015
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
California (1)	8	87.0%	$216.01	$187.93	88.0%	$207.28	$182.41	3.0%
Other West (2)	4	83.1%	$126.18	$104.86	79.1%	$136.94	$108.32	-3.2%
Midwest	3	90.7%	$225.24	$204.29	92.4%	$233.93	$216.15	-5.5%
East (3)	12	87.2%	$211.99	$184.86	85.6%	$211.31	$180.88	2.2%

Comparable Portfolio (4)	27	87.1%	$206.26	$179.65	86.4%	$205.24	$177.33	1.3%

28 Hotel Portfolio (5)	28	86.5%	$207.85	$179.79	86.4%	$207.39	$179.18	0.3%

		For the Six Months Ended June 30,
		2016			2015
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
California (1)	8	85.9%	$216.17	$185.69	86.8%	$203.43	$176.57	5.2%
Other West (2)	4	83.1%	$133.84	$111.22	81.3%	$142.59	$115.92	-4.1%
Midwest	3	78.4%	$185.86	$145.71	82.3%	$194.06	$159.71	-8.8%
East (3)	12	80.1%	$198.69	$159.15	79.5%	$197.97	$157.38	1.1%

Comparable Portfolio (4)	27	82.1%	$196.94	$161.69	82.3%	$193.98	$159.65	1.3%

28 Hotel Portfolio (5)	28	82.1%	$200.12	$164.30	82.6%	$197.91	$163.47	0.5%

(1)	California excludes the Sheraton Cerritos sold May 10, 2016.
(2)	Other West excludes the Wailea Beach Marriott Resort & Spa due to its extensive renovation during the fourth quarter of 2015 as well as all of 2016.
(3)	East excludes the Doubletree Guest Suites Times Square sold December 18, 2015.
(4)

Comparable Portfolio includes 27 of the 28 hotels held for investment by the Company as of June 30, 2016. The Comparable Portfolio excludes the Wailea Beach Marriott Resort & Spa due to its extensive renovation during the fourth quarter of 2015 as well as all of 2016.

(5)	28 Hotel Portfolio includes all 28 hotels held for investment as of June 30, 2016.

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 51

Supplemental Financial Information August 8, 2016

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 52

Supplemental Financial Information August 8, 2016

Property-Level Adjusted EBITDA
Q2 and YTD 2016/2015

	Hotels sorted by number of rooms	For the Three Months Ended June 30,			For the Six Months Ended June 30,
	(In thousands)	2016	2015		2016	2015
		Hotel Adjusted EBITDA (2)	Hotel Adjusted EBITDA (2)	% Change	Hotel Adjusted EBITDA (2)	Hotel Adjusted EBITDA (2)	% Change
1	Hilton San Diego Bayfront (1) (3)	$12,365	$15,343	-19%	$24,541	$29,394	-17%
2	Boston Park Plaza (3) (4)	8,179	9,212	-11%	6,487	7,508	-14%
3	Renaissance Washington DC (3)	8,692	8,683	0%	13,856	13,583	2%
4	Hyatt Regency San Francisco	9,424	7,842	20%	17,041	13,285	28%
5	Renaissance Orlando at SeaWorld ® (1)	6,814	4,873	40%	14,963	12,691	18%
6	Renaissance Harborplace	5,188	3,452	50%	6,423	4,853	32%
7	Renaissance Los Angeles Airport	2,277	2,042	12%	4,778	3,841	24%
8	JW Marriott New Orleans	4,452	4,196	6%	8,347	8,430	-1%
9	Hilton North Houston (4)	1,354	1,203	13%	2,874	3,139	-8%
10	Marriott Quincy	3,287	3,138	5%	4,582	4,150	10%
11	Hilton Times Square	3,422	4,433	-23%	3,689	5,342	-31%
12	Fairmont Newport Beach (3) (4)	2,219	2,275	-2%	4,034	4,434	-9%
13	Hyatt Chicago Magnificent Mile (3) (4)	5,554	3,854	44%	4,090	3,184	28%
14	Marriott Boston Long Wharf	7,332	7,530	-3%	10,008	10,483	-5%
15	Hyatt Regency Newport Beach	2,412	2,597	-7%	4,687	4,812	-3%
16	Marriott Tysons Corner	2,529	2,229	13%	3,897	3,761	4%
17	Marriott Houston (4)	1,130	1,400	-19%	2,270	2,839	-20%
18	Renaissance Long Beach	2,366	2,015	17%	4,552	3,912	16%
19	Embassy Suites Chicago (3) (4)	4,757	4,018	18%	5,581	5,027	11%
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile (3) (4)	4,000	3,249	23%	3,813	3,569	7%
21	Renaissance Westchester	1,531	1,644	-7%	1,599	1,974	-19%
22	Embassy Suites La Jolla (4)	2,384	2,557	-7%	4,616	4,789	-4%
23	Marriott Philadelphia	1,828	1,990	-8%	2,368	2,700	-12%
24	Hilton New Orleans St. Charles	1,998	1,773	13%	3,636	3,572	2%
25	Marriott Portland	2,267	2,116	7%	3,986	3,712	7%
26	Marriott Park City	(169)	(119)	-42%	1,827	1,862	-2%
27	Courtyard by Marriott Los Angeles	1,319	1,109	19%	2,592	2,128	22%

	Comparable Portfolio (5)	108,911	104,654	4%	171,137	168,974	1%

	Add: Non-Comparable Hotel (6)
	Wailea Beach Marriott Resort & Spa (3)	2,761	5,598	-51%	9,187	13,407	-31%

	28 Hotel Portfolio (7)	$111,672	$110,252	1%	$180,324	$182,381	-1%

*Footnotes on page 54

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 53

Supplemental Financial Information August 8, 2016

Property-Level Adjusted EBITDA
Q2 and YTD 2016/2015 Footnotes

(1)	Reflects 100% of the operating results for the Hilton San Diego Bayfront and Renaissance Orlando at SeaWorld®.
(2)	Reconciliations to Net Income (Loss) provided on pages 60, 61, 63 and 64.
(3)

Hotel Adjusted EBITDA for both the second quarter and first six months of 2016 is impacted by major renovations at the Boston Park Plaza and the Wailea Beach Marriott Resort & Spa. Hotel Adjusted EBITDA for the second quarter of 2016 is impacted by a total of $ $3.9 million in non-current year property tax credits (assessments), net of appeal fees, received at the following hotels:  Boston Park Plaza $(3,000); Embassy Suites Chicago $0.6 million; Hilton Garden Inn Chicago Downtown/Magnificent Mile $0.9 million; Hilton San Diego Bayfront $(0.1) million; Hyatt Chicago Magnificent Mile $2.4 million; and Renaissance Washington DC $0.1 million. Hotel Adjusted EBITDA for the six months ended June 30, 2016 is impacted by a total of $4.0 million in non-current year property tax credits (assessments), net of appeal fees, received at the following hotels:  Boston Park Plaza $(3,000); Embassy Suites Chicago $0.6 million; Fairmont Newport Beach $26,000; Hilton Garden Inn Chicago Downtown/Magnificent Mile $0.9 million; Hilton San Diego Bayfront $(0.1) million; Hyatt Chicago Magnificent Mile $2.4 million; and Renaissance Washington DC $0.1 million.

(4)

Hotel Adjusted EBITDA for the second quarter of 2015 is impacted by a total of $(0.1) million in non-current year property tax credits (assessments), net of appeal fees, received at the following hotels: Embassy Suites Chicago $(35,000); Embassy Suites La Jolla $11,000; Fairmont Newport Beach $27,000; Hilton Garden Inn Chicago Downtown/Magnificent Mile $(42,000); Hilton North Houston $(2,000); and Hyatt Chicago Magnificent Mile $(47,000). Hotel Adjusted EBITDA for the six months ended June 30, 2015 is impacted by a major renovation at the Boston Park Plaza, as well as by a total of $0.1 million in non-current year property tax credits (assessments), net of appeal fees, received at the following hotels: Embassy Suites Chicago $(35,000); Embassy Suites La Jolla $11,000; Fairmont Newport Beach $27,000; Hilton Garden Inn Chicago Downtown/Magnificent Mile $(42,000); Hilton North Houston $0.1 million; Hyatt Chicago Magnificent Mile $(47,000); and Marriott Houston $0.1 million.

(5)

Comparable Portfolio includes 27 of the 28 hotels held for investment by the Company as of June 30, 2016. The Comparable Portfolio excludes the Wailea Beach Marriott Resort & Spa due to its extensive renovation during the fourth quarter of 2015 as well as all of 2016.

(6)

Non-Comparable Hotel includes the results generated by the Wailea Beach Marriott Resort & Spa, which is considered non-comparable due to its extensive renovation during the fourth quarter of 2015 as well as all of 2016.

(7)	28 Hotel Portfolio includes all 28 hotels held for investment as of June 30, 2016.

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 54

Supplemental Financial Information August 8, 2016

Property-Level Adjusted EBITDA Margins
Q2 and YTD 2016/2015

	Hotels sorted by number of rooms	For the Three Months Ended June 30,			For the Six Months Ended June 30,
		2016	2015	Change in	2016	2015	Change in
		Hotel Adjusted EBITDA Margin	Hotel Adjusted EBITDA Margin	bps	Hotel Adjusted EBITDA Margin	Hotel Adjusted EBITDA Margin	bps
1	Hilton San Diego Bayfront (1) (2)	34.4%	40.3%	(590) bps	33.9%	39.1%	(520) bps
2	Boston Park Plaza (2) (3)	33.9%	38.2%	(430) bps	18.3%	22.9%	(460) bps
3	Renaissance Washington DC (2)	35.6%	35.2%	40 bps	31.3%	31.2%	10 bps
4	Hyatt Regency San Francisco	31.6%	29.3%	230 bps	29.9%	26.1%	380 bps
5	Renaissance Orlando at SeaWorld ® (1)	33.3%	29.3%	400 bps	35.2%	34.0%	120 bps
6	Renaissance Harborplace	36.4%	30.1%	630 bps	27.8%	23.7%	410 bps
7	Renaissance Los Angeles Airport	27.6%	26.3%	130 bps	28.2%	25.0%	320 bps
8	JW Marriott New Orleans	42.5%	39.3%	320 bps	39.9%	38.8%	110 bps
9	Hilton North Houston (3)	23.1%	20.3%	280 bps	23.9%	25.0%	(110) bps
10	Marriott Quincy	35.6%	36.0%	(40) bps	29.6%	28.6%	100 bps
11	Hilton Times Square	25.5%	30.1%	(460) bps	15.7%	21.0%	(530) bps
12	Fairmont Newport Beach (2) (3)	25.6%	28.0%	(240) bps	24.4%	26.9%	(250) bps
13	Hyatt Chicago Magnificent Mile (2) (3)	51.0%	35.4%	1,560 bps	26.7%	19.5%	720 bps
14	Marriott Boston Long Wharf	44.9%	45.8%	(90) bps	37.3%	38.6%	(130) bps
15	Hyatt Regency Newport Beach	24.3%	25.3%	(100) bps	24.8%	25.3%	(50) bps
16	Marriott Tysons Corner	38.4%	36.0%	240 bps	33.9%	32.6%	130 bps
17	Marriott Houston (3)	26.3%	29.1%	(280) bps	26.7%	30.2%	(350) bps
18	Renaissance Long Beach	32.7%	31.1%	160 bps	32.0%	30.2%	180 bps
19	Embassy Suites Chicago (2) (3)	55.4%	44.0%	1,140 bps	43.1%	35.8%	730 bps
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile (2) (3)	59.7%	45.8%	1,390 bps	40.0%	34.2%	580 bps
21	Renaissance Westchester	23.9%	25.9%	(200) bps	14.8%	17.9%	(310) bps
22	Embassy Suites La Jolla (3)	42.1%	44.7%	(260) bps	41.5%	43.4%	(190) bps
23	Marriott Philadelphia	35.1%	36.8%	(170) bps	26.7%	28.5%	(180) bps
24	Hilton New Orleans St. Charles	46.5%	43.2%	330 bps	43.1%	42.4%	70 bps
25	Marriott Portland	48.0%	46.5%	150 bps	46.1%	44.2%	190 bps
26	Marriott Park City	-11.1%	-7.7%	(340) bps	30.2%	31.1%	(90) bps
27	Courtyard by Marriott Los Angeles	37.9%	35.8%	210 bps	37.4%	35.2%	220 bps

	Comparable Portfolio (4)	35.5%	34.9%	60 bps	30.6%	30.9%	(30) bps

	Add: Non-Comparable Hotel (5)
	Wailea Beach Marriott Resort & Spa (2)	20.0%	34.3%	(1,430) bps	28.2%	37.9%	(970) bps

	28 Hotel Portfolio (6)	34.8%	34.9%	(8) bps	30.5%	31.3%	(80) bps
	Comparable Portfolio, excluding prior year property tax adjustments, net (7)	34.2%	34.9%	(70) bps	29.9%	30.8%	(90) bps
	28 Hotel Portfolio, excluding prior year property tax adjustments, net (8)	33.6%	34.9%	(130) bps	29.8%	31.3%	(150) bps

*Footnotes on page 56

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 55

Supplemental Financial Information August 8, 2016

Property-Level Adjusted EBITDA Margins
Q2 and YTD 2016/2015 Footnotes

(1)	Reflects 100% of the operating results for the Hilton San Diego Bayfront and Renaissance Orlando at SeaWorld®.
(2)

Hotel Adjusted EBITDA Margins for both the second quarter and first six months of 2016 are impacted by major renovations at the Boston Park Plaza and the Wailea Beach Marriott Resort & Spa. Hotel Adjusted EBITDA Margins for the second quarter of 2016 are impacted by a total of $ $3.9 million in non-current year property tax credits (assessments), net of appeal fees, received at the following hotels:  Boston Park Plaza $(3,000); Embassy Suites Chicago $0.6 million; Hilton Garden Inn Chicago Downtown/Magnificent Mile $0.9 million; Hilton San Diego Bayfront $(0.1) million; Hyatt Chicago Magnificent Mile $2.4 million; and Renaissance Washington DC $0.1 million. Hotel Adjusted EBITDA Margins for the six months ended June 30, 2016 are impacted by a total of $4.0 million in non-current year property tax credits (assessments), net of appeal fees, received at the following hotels:  Boston Park Plaza $(3,000); Embassy Suites Chicago $0.6 million; Fairmont Newport Beach $26,000; Hilton Garden Inn Chicago Downtown/Magnificent Mile $0.9 million; Hilton San Diego Bayfront $(0.1) million; Hyatt Chicago Magnificent Mile $2.4 million; and Renaissance Washington DC $0.1 million.

(3)

Hotel Adjusted EBITDA Margins for the second quarter of 2015 are impacted by a total of $(0.1) million in non-current year property tax credits (assessments), net of appeal fees, received at the following hotels: Embassy Suites Chicago $(35,000); Embassy Suites La Jolla $11,000; Fairmont Newport Beach $27,000; Hilton Garden Inn Chicago Downtown/Magnificent Mile $(42,000); Hilton North Houston $(2,000); and Hyatt Chicago Magnificent Mile $(47,000). Hotel Adjusted EBITDA Margins for the six months ended June 30, 2015 are impacted by a major renovation at the Boston Park Plaza, as well as by a total of $0.1 million in non-current year property tax credits (assessments), net of appeal fees, received at the following hotels: Embassy Suites Chicago $(35,000); Embassy Suites La Jolla $11,000; Fairmont Newport Beach $27,000; Hilton Garden Inn Chicago Downtown/Magnificent Mile $(42,000); Hilton North Houston $0.1 million; Hyatt Chicago Magnificent Mile $(47,000); and Marriott Houston $0.1 million.

(4)

Comparable Portfolio includes 27 of the 28 hotels held for investment by the Company as of June 30, 2016. The Comparable Portfolio excludes the Wailea Beach Marriott Resort & Spa due to its extensive renovation during the fourth quarter of 2015 as well as all of 2016.

(5)

Non-Comparable Hotel includes the results generated by the Wailea Beach Marriott Resort & Spa, which is considered non-comparable due to its extensive renovation during the fourth quarter of 2015 as well as all of 2016.

(6)	28 Hotel Portfolio includes all 28 hotels held for investment as of June 30, 2016.
(7)

Comparable Portfolio, excluding prior year property tax adjustments, net represents the 27 hotel Comparable Portfolio adjusted to exclude the prior year property tax related items noted in Footnotes 2 and 3 above.

(8)	28 Hotel Portfolio, excluding prior year property tax adjustments, net represents the 28 Hotel Portfolio adjusted to exclude the prior year property tax related items noted in Footnotes 2 and 3 above.

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 56

Supplemental Financial Information August 8, 2016

Property-Level Adjusted EBITDA Reconciliation Q1 2016

	Hotels sorted by number of rooms	For the Three Months Ended March 31, 2016
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	Adjusted EBITDA
		Revenues	(Loss)	Adjustments (2)	Depreciation	Interest Expense	Adjusted EBITDA	Margins
1	Hilton San Diego Bayfront (1)	$36,492	$6,612	$450	$3,462	$1,652	$12,176	33.4%
2	Boston Park Plaza (3)	11,430	(6,073)	—	3,944	437	(1,692)	-14.8%
3	Renaissance Washington DC	19,840	841	—	2,492	1,831	5,164	26.0%
4	Hyatt Regency San Francisco	27,145	3,408	914	3,295	—	7,617	28.1%
5	Renaissance Orlando at SeaWorld ® (1)	21,992	4,926	—	2,196	1,027	8,149	37.1%
6	Renaissance Harborplace	8,852	(384)	—	1,619	—	1,235	14.0%
7	Renaissance Los Angeles Airport	8,711	1,800	—	701	—	2,501	28.7%
8	JW Marriott New Orleans	10,461	1,430	1	1,523	941	3,895	37.2%
9	Hilton North Houston	6,195	670	—	850	—	1,520	24.5%
10	Marriott Quincy	6,250	170	—	1,125	—	1,295	20.7%
11	Hilton Times Square	9,989	(4,083)	628	2,539	1,183	267	2.7%
12	Fairmont Newport Beach (3)	7,893	784	—	1,031	—	1,815	23.0%
13	Hyatt Chicago Magnificent Mile	4,429	(2,894)	—	1,430	—	(1,464)	-33.1%
14	Marriott Boston Long Wharf	10,527	(1,885)	—	2,075	2,486	2,676	25.4%
15	Hyatt Regency Newport Beach	8,983	1,421	—	854	—	2,275	25.3%
16	Marriott Tysons Corner	4,895	580	—	788	—	1,368	27.9%
17	Marriott Houston	4,202	542	—	598	—	1,140	27.1%
18	Renaissance Long Beach	7,001	1,425	—	761	—	2,186	31.2%
19	Embassy Suites Chicago (3)	4,355	(1,043)	—	908	959	824	18.9%
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile (3)	2,827	(937)	—	750	—	(187)	-6.6%
21	Renaissance Westchester	4,410	(781)	—	849	—	68	1.5%
22	Embassy Suites La Jolla	5,470	652	—	904	676	2,232	40.8%
23	Marriott Philadelphia	3,672	17	—	523	—	540	14.7%
24	Hilton New Orleans St. Charles	4,141	997	—	641	—	1,638	39.6%
25	Marriott Portland	3,933	1,329	—	390	—	1,719	43.7%
26	Marriott Park City	4,525	1,511	—	485	—	1,996	44.1%
27	Courtyard by Marriott Los Angeles	3,451	976	—	297	—	1,273	36.9%

	Comparable Portfolio (4)	252,071	12,011	1,993	37,030	11,192	62,226	24.7%

	Add: Non-Comparable Hotel (5)
	Wailea Beach Marriott Resort & Spa (3)	18,745	3,837	118	2,471	—	6,426	34.3%

	Add: Sold Hotel (6)
	Sheraton Cerritos	3,355	563	—	397	—	960	28.6%

	Actual Portfolio (7)	$274,171	$16,411	$2,111	$39,898	$11,192	$69,612	25.4%

*Footnotes on page 59

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 57

Supplemental Financial Information August 8, 2016

Property-Level Adjusted EBITDA Reconciliation Q1 2015

	Hotels sorted by number of rooms	For the Three Months Ended March 31, 2015
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	Adjusted EBITDA
		Revenues	(Loss)	Adjustments (8)	Depreciation	Interest Expense	Adjusted EBITDA	Margins
1	Hilton San Diego Bayfront (1)	$37,112	$8,703	$450	$3,388	$1,510	$14,051	37.9%
2	Boston Park Plaza (3)	8,637	(7,347)	983	3,369	1,291	(1,704)	-19.7%
3	Renaissance Washington DC	18,931	641	—	2,393	1,866	4,900	25.9%
4	Hyatt Regency San Francisco	24,053	2,449	—	2,994	—	5,443	22.6%
5	Renaissance Orlando at SeaWorld ® (1)	20,670	4,514	—	2,256	1,048	7,818	37.8%
6	Renaissance Harborplace	9,058	(1,469)	—	1,717	1,153	1,401	15.5%
7	Renaissance Los Angeles Airport	7,616	1,120	—	679	—	1,799	23.6%
8	JW Marriott New Orleans	11,037	1,944	1	1,343	946	4,234	38.4%
9	Hilton North Houston (3)	6,657	570	—	915	451	1,936	29.1%
10	Marriott Quincy	5,809	(107)	—	1,119	—	1,012	17.4%
11	Hilton Times Square	10,683	(2,918)	87	2,526	1,214	909	8.5%
12	Fairmont Newport Beach	8,372	1,026	—	1,133	—	2,159	25.8%
13	Hyatt Chicago Magnificent Mile	5,440	(2,156)	—	1,486	—	(670)	-12.3%
14	Marriott Boston Long Wharf	10,737	(1,607)	—	2,101	2,459	2,953	27.5%
15	Hyatt Regency Newport Beach	8,724	1,351	—	864	—	2,215	25.4%
16	Marriott Tysons Corner	5,330	186	—	797	549	1,532	28.7%
17	Marriott Houston (3)	4,578	578	—	579	282	1,439	31.4%
18	Renaissance Long Beach	6,479	1,116	—	781	—	1,897	29.3%
19	Embassy Suites Chicago	4,894	(878)	—	914	973	1,009	20.6%
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile	3,343	(410)	—	730	—	320	9.6%
21	Renaissance Westchester	4,668	(509)	—	839	—	330	7.1%
22	Embassy Suites La Jolla	5,302	671	—	881	680	2,232	42.1%
23	Marriott Philadelphia	4,080	(103)	—	479	334	710	17.4%
24	Hilton New Orleans St. Charles	4,326	1,406	—	393	—	1,799	41.6%
25	Marriott Portland	3,855	1,189	—	407	—	1,596	41.4%
26	Marriott Park City	4,439	1,343	—	453	185	1,981	44.6%
27	Courtyard by Marriott Los Angeles	2,944	709	—	310	—	1,019	34.6%

	Comparable Portfolio (4)	247,774	12,012	1,521	35,846	14,941	64,320	26.0%

	Add: Non-Comparable Hotel (5)
	Wailea Beach Marriott Resort & Spa	19,065	5,344	—	2,465	—	7,809	41.0%

	Add: Sold Hotels (6)
	Doubletree Guest Suites Times Square (1)	12,125	(3,064)	994	1,583	1,678	1,191	9.8%
	Sheraton Cerritos	3,324	493	—	416	—	909	27.3%

	Actual Portfolio (7)	$282,288	$14,785	$2,515	$40,310	$16,619	$74,229	26.3%

*Footnotes on page 59

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 58

Supplemental Financial Information August 8, 2016

Property-Level Adjusted EBITDA Reconciliation
Q1 2016/2015 Footnotes

(1)	Includes 100% of the operating results for the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront and Renaissance Orlando at SeaWorld®.
(2)

Other Adjustments for the first quarter of 2016 include property-level restructuring, severance and management transition costs at the following hotels: Hilton Times Square $0.5 million; Hyatt Regency San Francisco $0.9 million; and Wailea Beach Marriott Resort & Spa $0.1 million. In addition, Other Adjustments for the first quarter of 2016 include: a total of $0.1 million in amortization of lease intangibles at the Hilton Times Square and JW Marriott New Orleans; and a total of $0.5 million in noncash straight-line lease expense at the Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans.

(3)

Hotel Adjusted EBITDA for the first quarter of 2016 is impacted by major renovations at the Boston Park Plaza and the Wailea Beach Marriott Resort & Spa, and by a total of $0.1 million in non-current property tax credits, net of appeal fees, received at the following hotels: Embassy Suites Chicago $55,000; Hilton Garden Inn Chicago Downtown/Magnificent Mile $15,000; and Fairmont Newport Beach $27,000. Hotel Adjusted EBITDA for the first quarter of 2015 is impacted by a major renovation at the Boston Park Plaza, and by a total of $0.2 million in non-current year property tax credits, net of appeal fees, received at the following hotels: Marriott Houston $84,000; and Hilton North Houston $104,000.

(4)

Comparable Portfolio includes 27 of the 28 hotels held for investment by the Company as of June 30, 2016. The Comparable Portfolio excludes the Wailea Beach Marriott Resort & Spa due to its extensive renovation during the fourth quarter of 2015 as well as all of 2016.

(5)

Non-Comparable Hotel includes the results generated by the Wailea Beach Marriott Resort & Spa, which is considered non-comparable due to its extensive renovation during the fourth quarter of 2015 as well as all of 2016.

(6)

Sold Hotel for both the three months ended March 31, 2016 and 2015 include those generated by the Sheraton Cerritos, which was sold May 10, 2016. Sold Hotels for the three months ended March 31, 2015 also include those generated by the Doubletree Guest Suites Times Square, which was sold December 18, 2015.

(7)

Actual Portfolio for the first quarter of 2016 includes all 29 hotels held for investment as of March 31, 2016. Actual Portfolio for the first quarter of 2015 includes all 30 hotels held for investment as of March 31, 2015.

(8)

Other Adjustments for the first quarter of 2015 include: a total of $0.7 million in  property-level restructuring, severance and management transition costs at the Boston Park Plaza; $0.3 million in lease termination costs at the Boston Park Plaza; a total of $1.0 million in amortization of lease intangibles at the Doubletree Guest Suites Times Square, Hilton Times Square and  JW Marriott New Orleans; and a total of $0.5 million in noncash straight-line lease expense at the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans.

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 59

Supplemental Financial Information August 8, 2016

Property-Level Adjusted EBITDA Reconciliation Q2 2016

	Hotels sorted by number of rooms	For the Three Months Ended June 30, 2016
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	Adjusted EBITDA
		Revenues	(Loss)	Adjustments (2)	Depreciation	Interest Expense	Adjusted EBITDA	Margins
1	Hilton San Diego Bayfront (1) (3)	$35,926	$6,783	$450	$3,476	$1,656	$12,365	34.4%
2	Boston Park Plaza (3)	24,104	4,180	—	3,999	—	8,179	33.9%
3	Renaissance Washington DC (3)	24,409	4,364	—	2,505	1,823	8,692	35.6%
4	Hyatt Regency San Francisco	29,816	5,862	—	3,562	—	9,424	31.6%
5	Renaissance Orlando at SeaWorld ® (1)	20,468	3,903	—	2,228	683	6,814	33.3%
6	Renaissance Harborplace	14,256	3,616	—	1,572	—	5,188	36.4%
7	Renaissance Los Angeles Airport	8,254	1,568	—	709	—	2,277	27.6%
8	JW Marriott New Orleans	10,477	1,971	(4)	1,549	936	4,452	42.5%
9	Hilton North Houston	5,852	499	—	855	—	1,354	23.1%
10	Marriott Quincy	9,229	2,163	—	1,124	—	3,287	35.6%
11	Hilton Times Square	13,439	(339)	78	2,465	1,218	3,422	25.5%
12	Fairmont Newport Beach	8,657	1,138	—	1,081	—	2,219	25.6%
13	Hyatt Chicago Magnificent Mile (3)	10,892	4,119	—	1,435	—	5,554	51.0%
14	Marriott Boston Long Wharf	16,335	2,769	—	2,076	2,487	7,332	44.9%
15	Hyatt Regency Newport Beach	9,942	1,410	—	1,002	—	2,412	24.3%
16	Marriott Tysons Corner	6,587	1,748	—	781	—	2,529	38.4%
17	Marriott Houston	4,302	501	—	629	—	1,130	26.3%
18	Renaissance Long Beach	7,234	1,592	—	774	—	2,366	32.7%
19	Embassy Suites Chicago (3)	8,588	2,903	—	900	954	4,757	55.4%
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile (3)	6,700	3,247	—	753	—	4,000	59.7%
21	Renaissance Westchester	6,409	674	—	857	—	1,531	23.9%
22	Embassy Suites La Jolla	5,661	809	—	902	673	2,384	42.1%
23	Marriott Philadelphia	5,203	1,225	—	603	—	1,828	35.1%
24	Hilton New Orleans St. Charles	4,295	1,382	—	616	—	1,998	46.5%
25	Marriott Portland	4,719	1,871	—	396	—	2,267	48.0%
26	Marriott Park City	1,519	(660)	—	491	—	(169)	-11.1%
27	Courtyard by Marriott Los Angeles	3,484	1,031	—	288	—	1,319	37.9%

	Comparable Portfolio (4)	$306,757	$60,329	$524	$37,628	$10,430	$108,911	35.5%

	Add: Non-Comparable Hotel (5)
	Wailea Beach Marriott Resort & Spa (3)	13,813	(1,000)	1,000	2,761	—	2,761	20.0%

	Add: Sold Hotel (6)
	Sheraton Cerritos	1,491	313	—	131	—	444	29.8%

	Actual Portfolio (7)	$322,061	$59,642	$1,524	$40,520	$10,430	$112,116	34.8%

*Footnotes on page 62

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 60

Supplemental Financial Information August 8, 2016

Property-Level Adjusted EBITDA Reconciliation Q2 2015

	Hotels sorted by number of rooms	For the Three Months Ended June 30, 2015
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	Adjusted EBITDA
		Revenues	(Loss)	Adjustments (8)	Depreciation	Interest Expense	Adjusted EBITDA	Margins
1	Hilton San Diego Bayfront (1)	$38,089	$9,933	$450	$3,418	$1,542	$15,343	40.3%
2	Boston Park Plaza	24,092	4,472	—	3,441	1,299	9,212	38.2%
3	Renaissance Washington DC	24,656	4,337	—	2,488	1,858	8,683	35.2%
4	Hyatt Regency San Francisco	26,800	4,675	—	3,167	—	7,842	29.3%
5	Renaissance Orlando at SeaWorld ® (1)	16,632	1,601	—	2,221	1,051	4,873	29.3%
6	Renaissance Harborplace	11,458	600	—	1,698	1,154	3,452	30.1%
7	Renaissance Los Angeles Airport	7,771	1,360	—	682	—	2,042	26.3%
8	JW Marriott New Orleans	10,664	1,876	(5)	1,370	955	4,196	39.3%
9	Hilton North Houston (3)	5,913	(137)	—	886	454	1,203	20.3%
10	Marriott Quincy	8,718	2,028	—	1,110	—	3,138	36.0%
11	Hilton Times Square	14,732	597	83	2,528	1,225	4,433	30.1%
12	Fairmont Newport Beach (3)	8,115	1,177	—	1,098	—	2,275	28.0%
13	Hyatt Chicago Magnificent Mile (3)	10,891	2,424	—	1,430	—	3,854	35.4%
14	Marriott Boston Long Wharf	16,449	2,962	—	2,082	2,486	7,530	45.8%
15	Hyatt Regency Newport Beach	10,280	1,740	—	857	—	2,597	25.3%
16	Marriott Tysons Corner	6,195	1,244	—	803	182	2,229	36.0%
17	Marriott Houston	4,814	719	—	588	93	1,400	29.1%
18	Renaissance Long Beach	6,488	1,250	—	765	—	2,015	31.1%
19	Embassy Suites Chicago (3)	9,136	2,120	—	921	977	4,018	44.0%
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile (3)	7,091	2,508	—	741	—	3,249	45.8%
21	Renaissance Westchester	6,343	819	—	825	—	1,644	25.9%
22	Embassy Suites La Jolla (3)	5,721	1,014	—	859	684	2,557	44.7%
23	Marriott Philadelphia	5,402	1,394	—	484	112	1,990	36.8%
24	Hilton New Orleans St. Charles	4,105	1,375	—	398	—	1,773	43.2%
25	Marriott Portland	4,552	1,707	—	409	—	2,116	46.5%
26	Marriott Park City	1,549	(618)	—	438	61	(119)	-7.7%
27	Courtyard by Marriott Los Angeles	3,095	806	—	303	—	1,109	35.8%

	Comparable Portfolio (4)	299,751	53,983	528	36,010	14,133	104,654	34.9%

	Add: Non-Comparable Hotel (5)
	Wailea Beach Marriott Resort & Spa	16,316	3,132	—	2,466	—	5,598	34.3%

	Add: Sold Hotels (6)
	Doubletree Guest Suites Times Square (1)	17,696	1,844	992	1,588	1,707	6,131	34.6%
	Sheraton Cerritos	3,460	704	—	412	—	1,116	32.3%

	Actual Portfolio (7)	$337,223	$59,663	$1,520	$40,476	$15,840	$117,499	34.8%

*Footnotes on page 62

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 61

Supplemental Financial Information August 8, 2016

Property-Level Adjusted EBITDA Reconciliation
Q2 2016/2015 Footnotes

(1)	Includes 100% of the operating results for the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront and Renaissance Orlando at SeaWorld®.
(2)

Other Adjustments for the second quarter of 2016 include: $1.0 million in lease termination costs at the Wailea Beach Marriott Resort & Spa; and a total of $0.1 million in amortization of lease intangibles at the Hilton Times Square and JW Marriott New Orleans; and a total of $0.4 million in noncash straight-line lease expense at the Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans.

(3)

Hotel Adjusted EBITDA for the second quarter of 2016, is impacted by major renovations at the Boston Park Plaza and the Wailea Beach Marriott Resort & Spa, and by a total of $3.9 million in non-current year property tax credits (assessments), net of appeal fees, received at the following hotels:  Boston Park Plaza $(3,000); Embassy Suites Chicago $0.6 million; Hilton Garden Inn Chicago Downtown/Magnificent Mile $0.9 million; Hilton San Diego Bayfront $(0.1) million; Hyatt Chicago Magnificent Mile $2.4 million; and Renaissance Washington DC $0.1 million. Hotel Adjusted EBITDA for the second quarter of 2015 is impacted by a total of $(0.1) million in non-current year property tax credits (assessments), net of appeal fees, received at the following hotels: Embassy Suites Chicago $(35,000); Embassy Suites La Jolla $11,000; Fairmont Newport Beach $27,000; Hilton Garden Inn Chicago Downtown/Magnificent Mile $(42,000); Hilton North Houston $(2,000); and Hyatt Chicago Magnificent Mile $(47,000).

(4)

Comparable Portfolio includes 27 of the 28 hotels held for investment by the Company as of June 30, 2016. The Comparable Portfolio excludes the Wailea Beach Marriott Resort & Spa due to its extensive renovation during the fourth quarter of 2015 as well as all of 2016.

(5)

Non-Comparable Hotel includes the results generated by the Wailea Beach Marriott Resort & Spa, which is considered non-comparable due to its extensive renovation during the fourth quarter of 2015 as well as all of 2016.

(6)

Sold Hotel for both the three months ended June 30, 2016 and 2015 include those generated by the Sheraton Cerritos, which was sold May 10, 2016. Sold Hotels for the three months ended June 30, 2015 also include those generated by the Doubletree Guest Suites Times Square, which was sold December 18, 2015.

(7)

Actual Portfolio includes all 28 hotels held for investment by the Company as of June 30, 2016, as well as results from the Sheraton Cerritos before its sale May 10, 2016. Actual Portfolio for the three months ended June 30, 2015 includes all 30 hotels held for investment by the Company as of June 30, 2015.

(8)

Other Adjustments for the second quarter of 2015 include: a total of $1.0 million in amortization of lease intangibles at the Doubletree Guest Suites Times Square, Hilton Times Square and JW Marriott New Orleans; and a total of $0.5 million in noncash straight-line lease expense at the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans.

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 62

Supplemental Financial Information August 8, 2016

Property-Level Adjusted EBITDA Reconciliation Q2 YTD 2016

	Hotels sorted by number of rooms	For the Six Months Ended June 30, 2016
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	Adjusted EBITDA
		Revenues	(Loss)	Adjustments (2)	Depreciation	Interest Expense	Adjusted EBITDA	Margins
1	Hilton San Diego Bayfront (1) (3)	$72,418	$13,395	$900	$6,938	$3,308	$24,541	33.9%
2	Boston Park Plaza (3)	35,534	(1,893)	—	7,943	437	6,487	18.3%
3	Renaissance Washington DC (3)	44,249	5,205	—	4,997	3,654	13,856	31.3%
4	Hyatt Regency San Francisco	56,961	9,270	914	6,857	—	17,041	29.9%
5	Renaissance Orlando at SeaWorld ® (1)	42,460	8,829	—	4,424	1,710	14,963	35.2%
6	Renaissance Harborplace	23,108	3,232	—	3,191	—	6,423	27.8%
7	Renaissance Los Angeles Airport	16,965	3,368	—	1,410	—	4,778	28.2%
8	JW Marriott New Orleans	20,938	3,401	(3)	3,072	1,877	8,347	39.9%
9	Hilton North Houston	12,047	1,169	—	1,705	—	2,874	23.9%
10	Marriott Quincy	15,479	2,333	—	2,249	—	4,582	29.6%
11	Hilton Times Square	23,428	(4,422)	706	5,004	2,401	3,689	15.7%
12	Fairmont Newport Beach (3)	16,550	1,922	—	2,112	—	4,034	24.4%
13	Hyatt Chicago Magnificent Mile (3)	15,321	1,225	—	2,865	—	4,090	26.7%
14	Marriott Boston Long Wharf	26,862	884	—	4,151	4,973	10,008	37.3%
15	Hyatt Regency Newport Beach	18,925	2,831	—	1,856	—	4,687	24.8%
16	Marriott Tysons Corner	11,482	2,328	—	1,569	—	3,897	33.9%
17	Marriott Houston	8,504	1,043	—	1,227	—	2,270	26.7%
18	Renaissance Long Beach	14,235	3,017	—	1,535	—	4,552	32.0%
19	Embassy Suites Chicago (3)	12,943	1,860	—	1,808	1,913	5,581	43.1%
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile (3)	9,527	2,310	—	1,503	—	3,813	40.0%
21	Renaissance Westchester	10,819	(107)	—	1,706	—	1,599	14.8%
22	Embassy Suites La Jolla	11,131	1,461	—	1,806	1,349	4,616	41.5%
23	Marriott Philadelphia	8,875	1,242	—	1,126	—	2,368	26.7%
24	Hilton New Orleans St. Charles	8,436	2,379	—	1,257	—	3,636	43.1%
25	Marriott Portland	8,652	3,200	—	786	—	3,986	46.1%
26	Marriott Park City	6,044	851	—	976	—	1,827	30.2%
27	Courtyard by Marriott Los Angeles	6,935	2,007	—	585	—	2,592	37.4%

	Comparable Portfolio (4)	$558,828	$72,340	$2,517	$74,658	$21,622	$171,137	30.6%

	Add: Non-Comparable Hotel (5)
	Wailea Beach Marriott Resort & Spa (3)	32,558	2,837	1,118	5,232	—	9,187	28.2%

	Add: Sold Hotel (6)
	Sheraton Cerritos	4,846	876	—	528	—	1,404	29.0%

	Actual Portfolio (7)	$596,232	$76,053	$3,635	$80,418	$21,622	$181,728	30.5%

*Footnotes on page 65

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 63

Supplemental Financial Information August 8, 2016

Property-Level Adjusted EBITDA Reconciliation Q2 YTD 2015

	Hotels sorted by number of rooms	For the Six Months Ended June 30, 2015
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	Adjusted EBITDA
		Revenues	(Loss)	Adjustments (8)	Depreciation	Interest Expense	Adjusted EBITDA	Margins
1	Hilton San Diego Bayfront (1)	$75,201	$18,636	$900	$6,806	$3,052	$29,394	39.1%
2	Boston Park Plaza (3)	32,729	(2,875)	983	6,810	2,590	7,508	22.9%
3	Renaissance Washington DC	43,587	4,978	—	4,881	3,724	13,583	31.2%
4	Hyatt Regency San Francisco	50,853	7,124	—	6,161	—	13,285	26.1%
5	Renaissance Orlando at SeaWorld ® (1)	37,302	6,115	—	4,477	2,099	12,691	34.0%
6	Renaissance Harborplace	20,516	(869)	—	3,415	2,307	4,853	23.7%
7	Renaissance Los Angeles Airport	15,387	2,480	—	1,361	—	3,841	25.0%
8	JW Marriott New Orleans	21,701	3,820	(4)	2,713	1,901	8,430	38.8%
9	Hilton North Houston (3)	12,570	433	—	1,801	905	3,139	25.0%
10	Marriott Quincy	14,527	1,921	—	2,229	—	4,150	28.6%
11	Hilton Times Square	25,415	(2,321)	170	5,054	2,439	5,342	21.0%
12	Fairmont Newport Beach (3)	16,487	2,203	—	2,231	—	4,434	26.9%
13	Hyatt Chicago Magnificent Mile (3)	16,331	268	—	2,916	—	3,184	19.5%
14	Marriott Boston Long Wharf	27,186	1,355	—	4,183	4,945	10,483	38.6%
15	Hyatt Regency Newport Beach	19,004	3,091	—	1,721	—	4,812	25.3%
16	Marriott Tysons Corner	11,525	1,430	—	1,600	731	3,761	32.6%
17	Marriott Houston (3)	9,392	1,297	—	1,167	375	2,839	30.2%
18	Renaissance Long Beach	12,967	2,366	—	1,546	—	3,912	30.2%
19	Embassy Suites Chicago (3)	14,030	1,242	—	1,835	1,950	5,027	35.8%
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile (3)	10,434	2,098	—	1,471	—	3,569	34.2%
21	Renaissance Westchester	11,011	310	—	1,664	—	1,974	17.9%
22	Embassy Suites La Jolla (3)	11,023	1,685	—	1,740	1,364	4,789	43.4%
23	Marriott Philadelphia	9,482	1,291	—	963	446	2,700	28.5%
24	Hilton New Orleans St. Charles	8,431	2,781	—	791	—	3,572	42.4%
25	Marriott Portland	8,407	2,896	—	816	—	3,712	44.2%
26	Marriott Park City	5,988	725	—	891	246	1,862	31.1%
27	Courtyard by Marriott Los Angeles	6,039	1,515	—	613	—	2,128	35.2%

	Comparable Portfolio (4)	547,525	65,995	2,049	71,856	29,074	168,974	30.9%

	Add: Non-Comparable Hotel (5)
	Wailea Beach Marriott Resort & Spa	35,381	8,476	—	4,931	—	13,407	37.9%

	Add: Sold Hotels (6)
	Doubletree Guest Suites Times Square (1)	29,821	(1,220)	1,986	3,171	3,385	7,322	24.6%
	Sheraton Cerritos	6,784	1,197	—	828	—	2,025	29.8%

	Actual Portfolio (7)	$619,511	$74,448	$4,035	$80,786	$32,459	$191,728	30.9%

*Footnotes on page 65

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 64

Supplemental Financial Information August 8, 2016

Property-Level Adjusted EBITDA Reconciliation
Q2 YTD 2016/2015 Footnotes

(1)	Includes 100% of the operating results for the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront and Renaissance Orlando at SeaWorld®.
(2)

Other Adjustments for the six months ended June 30, 2016 include property-level restructuring, severance and management transition costs at the following hotels: Hilton Times Square $0.5 million; Hyatt Regency San Francisco $0.9 million; and Wailea Beach Marriott Resort & Spa $0.1 million. In addition, Other Adjustments for the six months ended June 30, 2016 include: $1.0 million in lease termination costs at the Wailea Beach Marriott Resort & Spa; and a total of $0.2 million in amortization of lease intangibles at the Hilton Times Square and JW Marriott New Orleans; and a total of $0.9 million in noncash straight-line lease expense at the Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans.

(3)

Hotel Adjusted EBITDA for the first six months of 2016 is impacted by major renovations at the Boston Park Plaza and the Wailea Beach Marriott Resort & Spa, and by a total of $4.0 million in non-current year property tax credits (assessments), net of appeal fees, received at the following hotels:  Boston Park Plaza $(3,000); Embassy Suites Chicago $0.6 million; Fairmont Newport Beach $26,000; Hilton Garden Inn Chicago Downtown/Magnificent Mile $0.9 million; Hilton San Diego Bayfront $(0.1) million; Hyatt Chicago Magnificent Mile $2.4 million; and Renaissance Washington DC $0.1 million.  Hotel Adjusted EBITDA for the first six months of 2015 is impacted by a major renovation at the Boston Park Plaza, as well as by a total of $0.1 million in non-current year property tax credits (assessments), net of appeal fees, received at the following hotels: Embassy Suites Chicago $(35,000); Embassy Suites La Jolla $11,000; Fairmont Newport Beach $27,000; Hilton Garden Inn Chicago Downtown/Magnificent Mile $(42,000); Hilton North Houston $0.1 million; Hyatt Chicago Magnificent Mile $(47,000); and Marriott Houston $0.1 million..

(4)

Comparable Portfolio includes 27 of the 28 hotels held for investment by the Company as of June 30, 2016. The Comparable Portfolio excludes the Wailea Beach Marriott Resort & Spa due to its extensive renovation during the fourth quarter of 2015 as well as all of 2016.

(5)

Non-Comparable Hotel includes the results generated by the Wailea Beach Marriott Resort & Spa, which is considered non-comparable due to its extensive renovation during the fourth quarter of 2015 as well as all of 2016.

(6)

Sold Hotel for both the six months ended June 30, 2016 and 2015 include those generated by the Sheraton Cerritos, which was sold May 10, 2016. Sold Hotels for the six months ended June 30, 2015 also include those generated by the Doubletree Guest Suites Times Square, which was sold December 18, 2015.

(7)

Actual Portfolio includes all 28 hotels held for investment as of June 30, 2016, as well as results from the Sheraton Cerritos before its sale May 10, 2016. Actual Portfolio for the six months ended June 30, 2015 includes all 30 hotels held for investment by the Company as of June 30, 2015.

(8)

Other Adjustments for the first six months of 2015 include: a total of $0.7 million in  property-level restructuring, severance and management transition costs at the Boston Park Plaza; $0.3 million in lease termination costs at the Boston Park Plaza; a total of $2.1 million in amortization of lease intangibles at the Doubletree Guest Suites Times Square, Hilton Times Square and JW Marriott New Orleans; and a total of $1.0 million in noncash straight-line lease expense at the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans.

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 65